UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09463
                                                     ---------------------

                  Nuveen Ohio Dividend Advantage Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
July 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                            NUVEEN MICHIGAN
                                                            QUALITY INCOME
                                                            MUNICIPAL FUND, INC.
                                                            NUM

                                                            NUVEEN MICHIGAN
                                                            PREMIUM INCOME
                                                            MUNICIPAL FUND, INC.
                                                            NMP

                                                            NUVEEN MICHIGAN
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND
                                                            NZW

                                                            NUVEEN OHIO
                                                            QUALITY INCOME
                                                            MUNICIPAL FUND, INC.
                                                            NUO

                                                            NUVEEN OHIO
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND
                                                            NXI

                                                            NUVEEN OHIO
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND 2
                                                            NBJ

                                                            NUVEEN OHIO
                                                            DIVIDEND ADVANTAGE
                                                            MUNICIPAL FUND 3
                                                            NVJ


It's not what you earn, it's what you keep.(R)


Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger

Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. We have accepted a "buyout" offer from Madison Dearborn Partners, LLC. While this will affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 14, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NUM, NMP, NZW, NUO,
NXI, NBJ, NVJ


Portfolio manager Daniel Close reviews national and state economic and municipal market environments, key investment strategies, and the annual performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JULY 31, 2007?

Between August 1, 2006 and July 31, 2007, we saw interest rates at the short end of the municipal bond yield curve hold relatively steady, while longer-term rates declined during much of the period. For the entire 12-month period, the yield on the benchmark 10-year U.S. Treasury note dropped more than 20 basis points to end July 2007 at 4.77%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.63% at the end of July 2007, a decline of 50 basis points from the end of July 2006. Over the reporting period as a whole, the municipal bond yield curve continued to flatten as shorter rates remained steady and longer rates fell. In this environment, longer duration1 bonds generally outperformed those with shorter durations.

July 2006 marked the end of the Federal Reserve's unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. Although many market observers expected the Fed to act on rates in early 2007, the Fed stayed on the sidelines throughout this reporting period, leaving monetary policy unchanged as it kept close tabs on the pace of economic growth, a slumping housing market, and inflationary pressures, including higher energy prices. Through much of this period, the U.S. gross domestic product
(GDP), a closely watched measure of economic growth, operated at below-trend levels, expanding at a rate of 1.1% in the third quarter of 2006, 2.1% in the fourth quarter of 2006, and 0.6% in the first quarter of 2007, the weakest reading since 2002 (all GDP numbers annualized). However, in the second quarter of 2007, increases in government and business spending and exports helped GDP growth rebound sharply to 4.0%, overcoming the 12% decline in residential investment and a noticeable deceleration in consumer spending. While the Consumer Price Index registered a 2.4% year-over-year gain as of July 2007, the increase in this inflation gauge for the first seven months of 2007 was 4.5%, driven largely by gains in energy and food prices. By comparison, the core CPI (which excludes food and energy prices) rose 2.3% between January and July 2007.



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended July 2007, municipal bond issuance nationwide totaled $439.6 billion, up more than 22% from the previous 12 months. This total reflected increased supply during the first seven months of 2007, when $261.3 billion in new securities came to market, up 26% over the same period in 2006. A major factor in 2007 volume was the 59% increase in advance refundings,2 driven by attractive borrowing rates for issuers during the first half of the year. The strength and diversity of demand for municipal bonds were as important as the increase in supply, as the surge in issuance was easily absorbed by a broad-based universe of buyers, including retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MICHIGAN AND OHIO DURING THIS PERIOD?

Michigan and Ohio represented two of the slowest growing state economies in 2006. With GDP by state growth of 1.1%, Ohio ranked 47th in the nation, while Michigan ranked 50th, falling into the negative column with growth of -0.5%, compared with the national average of +3.4%. Michigan's economy continued to rely heavily on the manufacturing sector, which lost thousands of jobs in recent years, specifically in the struggling auto industry as well as paper and furniture manufacturing. As of July 2007, Michigan's jobless rate was 7.2%, the highest state unemployment rate in the nation, up from 6.9% a year ago. Demographic trends remained poor, with population growth of 1.6% over the past six years, compared with the national average of 6.4%. Rising expenditures and lack of revenue growth have resulted in gaps in the $9.3 billion state budget for fiscal 2007, leaving Michigan short of funding for important initiatives. In January 2007, Fitch lowered its rating on Michigan general obligation debt to AA- from AA, and in April 2007, Moody's downgraded Michigan GO debt to Aa3 from Aa2. Moody's also revised its outlook for Michigan to negative based on the state's weakening financial position and declining economic growth. Standard & Poor's reconfirmed its AA- rating on Michigan bonds in June 2007. During the 12 months ended July 31, 2007, municipal issuance in Michigan totaled $9.2 billion, a decrease of 9% from the previous 12 months. For the first seven months of 2007, issuance in the state also showed a decline, with $5.4 billion in new paper, down 14% compared with the same period in 2006. According to Moody's, Michigan ranked 26th in debt per capita and 28th in debt as a percentage of personal income, representing an increased debt burden from the previous year.

Ohio continued to have a diverse but mature economy reliant largely on the automotive, defense, and transportation industries. Like Michigan, Ohio struggled with a weak manufacturing base, which impacted both economic and job growth over this period. As of July 2007, Ohio's unemployment rate was 5.8%, up from 5.6% in July 2006. The state's population growth also remained sluggish, at just over 1% during the past six years, ranking the state 48th in the nation. The $26.7 billion state budget for fiscal 2008 represented an increase of 4% over the 2007 budget and included a projected 4% increase in personal income tax collection. Moody's, S&P, and Fitch continued to rate Ohio general obligation debt at Aa1, AA+, and AA+, respectively. However, Moody's posted a negative outlook for the state in April 2007, reflecting the weak Ohio economy as well as recent


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

amendments to the state's tax code that restrict revenue production. For the 12 months ended July 31, 2007, municipal issuance in Ohio reached $13.4 billion, an increase of 64% over the previous 12 months. During the first seven months of 2007, issuance in the state was up 18% compared with the same period in 2006, to $6.1 billion. According to Moody's, measures of Ohio's indebtedness have risen in recent years, although they remained at moderate levels. Ohio ranked 20th in terms of tax-supported debt per capita and 21st in debt as a percentage of personal income.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THIS REPORTING PERIOD?

In the municipal bond interest rate environment of the past 12 months, where the flattening yield curve remained a dominant market factor, we continued to emphasize a disciplined approach to duration management and yield curve positioning. In all seven of the Michigan and Ohio Funds, our duration management strategies during this period included the use of inverse floating rate trusts,3 a type of derivative financial instrument. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and increasing their distributable income.

As discussed in past shareholder reports, we have also used Treasury futures contracts and forward interest rate swaps (additional types of derivative instruments) as duration management tools when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we used futures contracts in NVJ as well as swaps in NMP, NZW, NUO, NXI, NBJ, and NVJ. As of July 31, 2007, the swaps in NZW and NVJ had been removed, while the futures contracts in NVJ and the swaps in NMP, NUO, NXI, and NBJ remained in place.

During the reporting period, we also added zero coupon bonds to all of these Funds as part of our efforts to lengthen fund duration and move the Funds closer to our strategic target. Zero coupon bonds also can help to increase distributable income. As we made progress toward our duration goals, our purchases during the latter part of this period focused mainly on attractively priced bonds maturing in 20 to 25 years.

In addition to duration strategies, we also continued to emphasize individual credit selection. As previously mentioned, while Michigan experienced a decline in supply, Ohio saw increased municipal issuance during this period. In both states, new issuance as well as a number of advance refundings and debt restructurings provided us with a variety of bonds and sectors from which to choose. Since Michigan and Ohio are highly-rated states, much of the new supply was highly rated and/or insured. However, we also found opportunities to diversify our exposure to lower credit quality bonds by incrementally adding credits that we considered attractive based on their strong performance and the support they could provide for the Funds' income streams.



3 An inverse floating rate trust is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

During this period, the Michigan Funds added to their positions in tax-supported bonds (i.e., general obligation, revenue, and appropriation bonds), all of which were insured and/or highly rated; uninsured health care bonds and both insured and lower-rated education bonds. In addition, NZW also added unrated charter school and hospital issues.

In the Ohio Funds, we purchased tax-supported bonds, health care bonds (both hospital and long-term/continuing care facility), and education bonds. NXI, NBJ, and NVJ also added two new positions in industrial development revenue bonds.

To generate cash for purchases and to help maintain the Funds' durations within our preferred strategic range, we selectively sold some of the Funds' holdings with shorter durations, including pre-refunded bonds and short-dated paper.

HOW DID THE FUNDS PERFORM?

Individual results for these Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 7/31/07

Fund                                        1-year        5-year       10-year
Michigan Funds
NUM                                          3.77%        5.62%        5.74%
NMP                                          3.59%        5.31%        5.79%
NZW                                          3.79%        6.29%         NA

Lehman Brothers Municipal
Bond Index4                                  4.27%        4.50%        5.23%

Lipper Michigan Municipal
Debt Funds Average5                          4.09%        5.55%        5.53%

Ohio Funds
NUO                                          3.56%        5.39%        5.60%
NXI                                          4.02%        6.12%         NA
NBJ                                          3.80%        6.09%         NA
NVJ                                          4.06%        5.92%         NA

Lehman Brothers Municipal
Bond Index4                                  4.27%        4.50%        5.23%

Lipper Other States Municipal
Debt Funds Average6                          3.92%        5.88%        5.75%



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper Michigan Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows:
1 year, 7; 5 years, 6; and 10 years, 4. Fund and Lipper returns assume reinvestment of dividends.

6 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 37; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends. Shareholders of the Ohio Funds should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

For the 12 months ended July 31, 2007, the total returns on NAV for all the funds trailed the Lehman Brothers Municipal Bond Index. All three of the Michigan Funds lagged the average return for the Lipper Michigan peer group. Among the Ohio Funds, NXI and NVJ exceeded the Lipper Other States Municipal Debt Fund peer group average, while NBJ slightly trailed this return, and NUO underperformed the peer group average. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Factors that influenced the Funds' returns during this period included yield curve and duration positioning, individual security selection and sector allocations, exposure to lower-rated credits, and advance refunding activity.

As the municipal bond yield curve continued to flatten over the course of this period, municipal bonds with maturities of 10 years and longer, as measured by the Lehman Brothers Municipal Bond Index, performed best, generally outpacing municipal bonds with shorter maturities. While our strategies during this period included adding longer bonds to our portfolios, the Funds remained slightly short of our strategic portfolio duration target in terms of their holdings of bonds in the longest part of the yield curve, which was negative for performance. However, this was offset by the Funds' heavier exposure to the intermediate part of the curve, which performed well, and their lower allocations to the shorter part of the curve, which underperformed the general market. Overall, the Funds' yield curve and duration positioning during this period was a positive contributor to their performance.

Also among the holdings making positive contributions to the Michigan Funds' returns for this period were tax-supported and utilities bonds. The Ohio Funds also benefited from their positions in tax-supported credits. Other sectors of the market that performed well during this reporting period included transportation and education bonds.

In general, lower-rated credits, particularly below-investment-grade securities and non-rated bonds, continued to outperform other credit quality sectors during this period, and all of these Funds benefited from their weightings to these lower rated credits. The outperformance of these credit sectors was largely the result of investor demand for the higher yields typically associated with lower-rated bonds. As Dividend Advantage Funds, NZW, NXI, NBJ, and NVJ can invest up to 20% of their assets in below-investment-grade credits (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The exposure of these four Funds to the subinvestment-grade sector, together with a fee reimbursement agreement, was especially beneficial to their performance.

We also continued to see positive contributions from advance refunding activity, which benefited the Funds through price appreciation and enhanced credit quality. At the same time, holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. In addition, the health care sector, which had ranked among the top performing revenue sectors in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period, as interest rates rose and credit spreads widened in June and July 2007. Among the Ohio Funds, NUO and NBJ had the heaviest weightings of health care bonds, which hampered their performance.

Dividend and Share Price
                 INFORMATION


As previously noted, these seven Michigan and Ohio Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced during this period due to short-term interest rates that remained relatively high, which--in turn--kept the Funds' borrowing costs high. The Funds' income streams also impacted as the proceeds from older, higher-yielding bonds that matured or called were reinvested into bonds currently available in the market, which generally offered lower yields during this period. The combination of these factors resulted in one monthly dividend reduction in NUM, NMP, and NVJ and two in NZW, NUO, NXI, and NBJ over the 12-month period ended July 31, 2007.

Due to normal portfolio activity, common shareholders of the Funds received capital gains and net ordinary income distributions at the end of December 2006, as follows:

                                      Short-Term Capital Gains
          Long-Term Capital Gains       and/or Ordinary Income
                      (per share)                  (per share)

NUM                       $0.0734                           --
NMP                       $0.0926                           --
NZW                       $0.0078                           --
NUO                       $0.0414                      $0.0007
NXI                       $0.0311                           --
NBJ                       $0.0435                      $0.0004
NVJ                       $0.0283                      $0.0073

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2007, all of the Michigan and Ohio Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of July 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                              7/31/07          12-Month Average
                     Premium/Discount          Premium/Discount

NUM                            -5.35%                    -4.68%
NMP                            -5.80%                    -3.00%
NZW                            +2.51%                    +3.07%
NUO                            -8.73%                    -3.11%
NXI                            -3.23%                    -0.67%
NBJ                            -5.74%                    -3.21%
NVJ                            -3.82%                    -1.74%

NUM
Performance
OVERVIEW

Nuveen Michigan
Quality Income
Municipal Fund, Inc.

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       85%
AA                                7%
A                                 4%
BBB                               3%
BB or Lower                       1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                            0.062
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       14.47
                              14.49
                              14.65
                              14.79
                              14.74
                              14.95
                              14.97
                              14.67
                              14.77
                              14.76
                              14.8
                              14.57
                              14.61
                              14.54
                              14.53
                              14.73
                              14.68
                              14.69
                              14.87
                              14.81
                              14.67
                              14.5
                              14.53
                              14.54
                              14.58
                              14.58
                              14.75
                              14.67
                              14.7
                              14.66
                              14.58
                              14.66
                              14.68
                              14.59
                              14.61
                              14.67
                              14.64
                              14.65
                              14.63
                              14.8
                              15
                              14.82
                              14.8
                              14.56
                              14.72
                              14.5501
                              14.1
                              14.18
                              14.21
                              14.33
                              14.19
                              14.26
                              14.21
7/31/07                       14.16

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.16
------------------------------------
Common Share
Net Asset Value               $14.96
------------------------------------
Premium/(Discount) to NAV     -5.35%
------------------------------------
Market Yield                   5.00%
------------------------------------
Taxable-Equivalent Yield1      7.23%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $175,244
------------------------------------
Average Effective
Maturity on Securities (Years) 14.34
------------------------------------
Leverage-Adjusted Duration      9.19
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          3.64%         3.77%
------------------------------------
5-Year          3.70%         5.62%
------------------------------------
10-Year         4.71%         5.74%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         34.2%
------------------------------------
U.S. Guaranteed                26.2%
------------------------------------
Tax Obligation/Limited          9.3%
------------------------------------
Health Care                     8.5%
------------------------------------
Utilities                       7.9%
------------------------------------
Water and Sewer                 5.7%
------------------------------------
Other                           8.2%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0734 per share.

NMP
Performance
OVERVIEW

Nuveen Michigan
Premium Income
Municipal Fund, Inc.

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       79%
AA                                8%
A                                10%
BBB                               2%
BB or Lower                       1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                           0.0605
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                            0.058
Apr                            0.058
May                            0.058
Jun                            0.058
Jul                            0.058

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       14.32
                              14.48
                              14.26
                              14.42
                              14.7
                              14.68
                              14.7
                              14.67
                              14.63
                              14.8
                              14.95
                              14.6
                              14.9
                              14.85
                              14.72
                              14.98
                              14.86
                              14.9
                              14.97
                              15.21
                              14.8
                              14.8
                              14.75
                              15.04
                              14.91
                              14.83
                              14.66
                              14.63
                              14.63
                              14.52
                              14.47
                              14.45
                              14.4
                              14.26
                              14.33
                              14.33
                              14.44
                              14.5
                              14.51
                              14.52
                              14.97
                              14.77
                              14.52
                              14.44
                              14.33
                              14.05
                              13.87
                              13.95
                              14
                              14
                              13.85
                              13.89
                              13.69
7/31/07                       13.8

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.80
------------------------------------
Common Share
Net Asset Value               $14.65
------------------------------------
Premium/(Discount) to NAV     -5.80%
------------------------------------
Market Yield                   5.04%
------------------------------------
Taxable-Equivalent Yield1      7.28%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $113,558
------------------------------------
Average Effective
Maturity on Securities (Years) 15.09
------------------------------------
Leverage-Adjusted Duration      8.20
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.16%         3.59%
------------------------------------
5-Year          4.45%         5.31%
------------------------------------
10-Year         6.23%         5.79%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         30.9%
------------------------------------
U.S. Guaranteed                21.0%
------------------------------------
Tax Obligation/Limited         13.9%
------------------------------------
Water and Sewer                10.2%
------------------------------------
Utilities                       9.1%
------------------------------------
Health Care                     5.8%
------------------------------------
Other                           9.1%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0926 per share.

NZW
Performance
OVERVIEW

Nuveen Michigan
Dividend Advantage
Municipal Fund

   as of July 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       73%
AA                                6%
A                                 9%
BBB                               6%
BB or Lower                       2%
N/R                               4%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                           0.0675
Sep                           0.0645
Oct                           0.0645
Nov                           0.0645
Dec                           0.0645
Jan                           0.0645
Feb                           0.0645
Mar                           0.0645
Apr                           0.0645
May                           0.0645
Jun                           0.0615
Jul                           0.0615

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       15.92
                              15.84
                              15.68
                              15.78
                              15.85
                              15.9999
                              15.88
                              15.9
                              15.92
                              15.84
                              15.55
                              15.79
                              15.75
                              15.44
                              15.39
                              15.78
                              15.3301
                              15.25
                              15.33
                              15.55
                              15.53
                              15.38
                              15.54
                              15.7
                              15.64
                              15.64
                              15.31
                              15.2
                              15.18
                              15.32
                              15.255
                              15.22
                              15.3
                              15.45
                              15.3
                              15.14
                              15.6
                              15.57
                              15.69
                              16.05
                              16.17
                              16.85
                              16.65
                              16.16
                              15.8
                              15.65
                              15.15
                              15.25
                              15.05
                              15.17
                              15.1
                              14.8
                              14.65
7/31/07                       15.1

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.10
------------------------------------
Common Share
Net Asset Value               $14.73
------------------------------------
Premium/(Discount) to NAV      2.51%
------------------------------------
Market Yield                   4.89%
------------------------------------
Taxable-Equivalent Yield1      7.07%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $30,439
------------------------------------
Average Effective
Maturity on Securities (Years) 17.53
------------------------------------
Leverage-Adjusted Duration      9.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.46%         3.79%
------------------------------------
5-Year          6.41%         6.29%
------------------------------------
Since
Inception       5.81%         6.27%
------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)
------------------------------------
Tax Obligation/General         28.3%
------------------------------------
U.S. Guaranteed                17.5%
------------------------------------
Health Care                    14.6%
------------------------------------
Utilities                      10.2%
------------------------------------
Water and Sewer                 9.8%
------------------------------------
Tax Obligation/Limited          7.4%
------------------------------------
Other                          12.2%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0078 per share.

NUO
Performance
OVERVIEW

Nuveen Ohio
Quality Income
Municipal Fund, Inc.

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       79%
AA                               11%
A                                 5%
BBB                               4%
N/R                               1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                           0.0655
Sep                           0.0625
Oct                           0.0625
Nov                           0.0625
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0595
Jul                           0.0595

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       15.8401
                              16.13
                              16.03
                              15.97
                              16.04
                              16.2199
                              15.99
                              15.55
                              15.56
                              15.59
                              15.56
                              15.61
                              15.65
                              15.65
                              15.92
                              15.97
                              15.81
                              15.6
                              15.8
                              15.97
                              15.7
                              15.68
                              15.65
                              15.86
                              15.89
                              15.73
                              15.71
                              15.66
                              15.77
                              15.74
                              15.6
                              15.79
                              15.82
                              15.89
                              15.76
                              15.67
                              15.76
                              15.86
                              15.77
                              15.85
                              16.02
                              15.78
                              15.75
                              15.58
                              15.58
                              15.1
                              15.13
                              14.9
                              14.96
                              14.95
                              14.85
                              14.51
                              14.31
7/31/07                       14.43

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.43
------------------------------------
Common Share
Net Asset Value               $15.81
------------------------------------
Premium/(Discount) to NAV     -8.73%
------------------------------------
Market Yield                   4.95%
------------------------------------
Taxable-Equivalent Yield1      7.31%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $154,052
------------------------------------
Average Effective
Maturity on Securities (Years) 14.70
------------------------------------
Leverage-Adjusted Duration      8.67
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -4.25%         3.56%
------------------------------------
5-Year          0.68%         5.39%
------------------------------------
10-Year         3.93%         5.60%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.5%
------------------------------------
U.S. Guaranteed                22.7%
------------------------------------
Health Care                    13.1%
------------------------------------
Education and Civic
   Organizations               11.3%
------------------------------------
Tax Obligation/Limited          9.1%
------------------------------------
Utilities                       4.7%
------------------------------------
Housing/Multifamily             4.1%
------------------------------------
Other                          11.5%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0421 per share.

NXI
Performance
OVERVIEW

Nuveen Ohio
Dividend Advantage
Municipal Fund

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       75%
AA                               11%
A                                 5%
BBB                               6%
BB or Lower                       1%
N/R                               2%


Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                           0.0635
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                            0.057
Jul                            0.057

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       15.12
                              15.42
                              15.6
                              15.35
                              14.94
                              14.98
                              14.57
                              14.74
                              15.1574
                              15.06
                              15
                              15.01
                              14.8
                              14.93
                              15.19
                              14.97
                              14.7
                              14.78
                              14.94
                              15.03
                              15
                              14.99
                              14.81
                              14.68
                              14.75
                              14.76
                              14.89
                              15.16
                              15.16
                              15.15
                              15.21
                              15.38
                              15.75
                              15.55
                              15.25
                              15.25
                              15.39
                              15.39
                              15.3
                              15.42
                              15.73
                              15.69
                              15.64
                              15.68
                              15.12
                              14.94
                              14.88
                              14.85
                              14.64
                              14.72
                              14.32
                              14.09
                              14.08
7/31/07                       14.39

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.39
------------------------------------
Common Share
Net Asset Value               $14.87
------------------------------------
Premium/(Discount) to NAV     -3.23%
------------------------------------
Market Yield                   4.75%
------------------------------------
Taxable-Equivalent Yield1      7.02%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,114
------------------------------------
Average Effective
Maturity on Securities (Years) 13.78
------------------------------------
Leverage-Adjusted Duration      8.57
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.52%         4.02%
------------------------------------
5-Year          4.82%         6.12%
------------------------------------
Since
Inception       5.11%         6.60%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                32.6%
------------------------------------
Tax Obligation/General         16.4%
------------------------------------
Tax Obligation/Limited         10.2%
------------------------------------
Education and Civic
   Organizations                9.8%
------------------------------------
Health Care                     9.3%
------------------------------------
Utilities                       5.7%
------------------------------------
Housing/Multifamily             3.7%
------------------------------------
Other                          12.3%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0311 per share.

NBJ
Performance
OVERVIEW
Nuveen Ohio
Dividend Advantage
Municipal Fund 2

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       71%
AA                               11%
A                                 8%
BBB                               7%
BB or Lower                       1%
N/R                               2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                            0.062
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                           0.0565
Jan                           0.0565
Feb                           0.0565
Mar                           0.0565
Apr                           0.0565
May                           0.0565
Jun                           0.0565
Jul                           0.0565

Line Chart:
Share Price Performance -- Weekly Closing Price
8/01/06                       14.73
                              14.98
                              14.7
                              15.25
                              14.99
                              15.1
                              14.69
                              14.78
                              15
                              14.9943
                              14.66
                              14.59
                              14.67
                              14.8
                              14.67
                              14.71
                              14.51
                              14.58
                              14.53
                              14.65
                              14.48
                              14.49
                              14.54
                              14.4801
                              14.3
                              14.29
                              14.23
                              14.219
                              14.31
                              14.45
                              14.2
                              14.34
                              14.5
                              14.56
                              14.44
                              14.33
                              14.44
                              14.73
                              14.29
                              14.31
                              14.52
                              14.61
                              14.6
                              14.37
                              14.75
                              14.35
                              14.28
                              14.13
                              14.1
                              14.05
                              13.93
                              13.5
                              13.74
7/31/07                       13.8

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.80
------------------------------------
Common Share
Net Asset Value               $14.64
------------------------------------
Premium/(Discount) to NAV     -5.74%
------------------------------------
Market Yield                   4.91%
------------------------------------
Taxable-Equivalent Yield1      7.25%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $45,694
------------------------------------
Average Effective
Maturity on Securities (Years) 15.42
------------------------------------
Leverage-Adjusted Duration      9.00
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.26%         3.80%
------------------------------------
5-Year          4.57%         6.09%
------------------------------------
Since
Inception       4.23%         6.17%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         23.6%
------------------------------------
U.S. Guaranteed                20.1%
------------------------------------
Health Care                    17.0%
------------------------------------
Tax Obligation/Limited         12.0%
------------------------------------
Education and Civic
   Organizations                9.1%
------------------------------------
Utilities                       5.8%
------------------------------------
Consumer Staples                5.5%
------------------------------------
Other                           6.9%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0439 per share.

NVJ
Performance
OVERVIEW

Nuveen Ohio
Dividend Advantage
Municipal Fund 3

   as of July 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.
Guaranteed                       75%
AA                                6%
A                                10%
BBB                               7%
BB or Lower                       1%
N/R                               1%


Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Aug                           0.0615
Sep                           0.0595
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595
Mar                           0.0595
Apr                           0.0595
May                           0.0595
Jun                           0.0595
Jul                           0.0595


Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/06                       14.69
                              14.7
                              14.78
                              15.06
                              14.95
                              15.36
                              15.01
                              14.85
                              14.75
                              14.69
                              14.78
                              14.77
                              14.7
                              14.79
                              14.85
                              14.9
                              14.93
                              14.92
                              14.9
                              14.91
                              14.88
                              14.85
                              14.64
                              14.65
                              14.72
                              14.78
                              14.8
                              14.98
                              15.06
                              15.09
                              15.08
                              14.98
                              15.1
                              14.93
                              14.91
                              14.92
                              14.93
                              14.81
                              14.82
                              15.05
                              15.05
                              15.44
                              15.75
                              15.21
                              15.48
                              15.37
                              15.5
                              15.25
                              15.05
                              14.93
                              14.84
                              14.62
                              14.3
7/31/07                       14.35

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.35
------------------------------------
Common Share
Net Asset Value               $14.92
------------------------------------
Premium/(Discount) to NAV     -3.82%
------------------------------------
Market Yield                   4.98%
------------------------------------
Taxable-Equivalent Yield1      7.36%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,194
------------------------------------
Average Effective
Maturity on Securities (Years) 12.62
------------------------------------
Leverage-Adjusted Duration      8.85
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          2.32%         4.06%
------------------------------------
5-Year          4.48%         5.92%
------------------------------------
Since
Inception       4.85%         6.49%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                33.1%
------------------------------------
Tax Obligation/Limited         16.3%
------------------------------------
Tax Obligation/General         16.3%
------------------------------------
Health Care                    10.7%
------------------------------------
Education and Civic
   Organizations                6.2%
------------------------------------
Consumer Staples                3.9%
------------------------------------
Other                          13.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006, of $0.0356 per share.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARDS OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3



We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the "Funds"), as of July 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 24, 2007

NUM
Nuveen Michigan Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 7.2% (4.7% OF TOTAL INVESTMENTS)

$         700   Chandler Park Academy, Michigan, Public School Academy Charter       11/15 at 100.00        BBB-     $      677,621
                 School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        1,380   Ferris State College, Michigan, General Revenue Bonds, Series 1998,   4/08 at 100.00         AAA          1,388,349
                 5.000%, 10/01/23 - AMBAC Insured

          435   Grand Traverse Academy, Michigan, Public School Academy              11/17 at 100.00        BBB-            400,174
                 Revenue Bonds, Series 2007, 4.750%, 11/01/32

        1,685   Michigan Higher Education Facilities Authority, Limited Obligation    9/11 at 100.00         Aaa          1,787,954
                 Revenue Refunding Bonds, Kettering University, Series 2001,
                 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,        No Opt. Call         AAA          1,541,610
                 Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,      9/12 at 100.00         AAA          1,027,520
                 Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,115   Michigan Technological University, General Revenue Bonds,            10/13 at 100.00         AAA          1,159,511
                 Series 2004A, 5.000%, 10/01/22 - MBIA Insured

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                     11/09 at 101.00         AAA          3,558,968
        1,000    5.125%, 11/15/29 - FGIC Insured                                     11/09 at 101.00         AAA          1,028,080

------------------------------------------------------------------------------------------------------------------------------------
       12,245   Total Education and Civic Organizations                                                                  12,569,787
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.1% (8.5% OF TOTAL INVESTMENTS)

        2,800   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood         7/17 at 100.00           A          2,780,568
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

        2,700   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,    8/08 at 101.00         BB-          2,604,987
                 Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00        BBB+          1,032,920
                 Refunding Bonds, Memorial Healthcare Center Obligated Group,
                 Series 1999, 5.875%, 11/15/21

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            486,005
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1          1,495,365
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        5,800   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         AAA          5,971,100
                 Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 -
                 MBIA Insured (UB)

        1,000   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-          1,019,640
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.375%, 6/01/26

        5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue     11/11 at 100.00         AAA          5,672,919
                 Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue Bonds,             No Opt. Call         AA+          1,929,207
                 Series 1991, 0.000%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
       22,995   Total Health Care                                                                                        22,992,711
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.0% (1.9% OF TOTAL INVESTMENTS)

        2,675   Michigan Housing Development Authority, FNMA Limited Obligation      12/20 at 101.00         AAA          2,812,014
                 Multifamily Housing Revenue Bonds, Parkview Place Apartments,
                 Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)

        1,055   Michigan Housing Development Authority, Rental Housing Revenue        4/09 at 101.00         AAA          1,064,179
                 Bonds, Series 1999A, 5.300%, 10/01/37 - MBIA Insured
                 (Alternative Minimum Tax)


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

$       1,300   Michigan Housing Development Authority, Rental Housing                7/15 at 100.00         AAA     $    1,313,429
                 Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,030   Total Housing/Multifamily                                                                                 5,189,622
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2% (0.1% OF TOTAL INVESTMENTS)

          365   Michigan Housing Development Authority, Single Family Mortgage        1/11 at 100.00         AAA            372,596
                 Revenue Bonds, Series 2001, 5.300%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R          1,006,590
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25

          200   Michigan Strategic Fund, Limited Obligation Revenue Refunding         7/08 at 101.00        BBB+            201,236
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        1,200   Total Long-Term Care                                                                                      1,207,826
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,750   Dickinson County Economic Development Corporation, Michigan,         11/14 at 100.00         BBB          1,711,343
                 Pollution Control Revenue Bonds, International Paper Company,
                 Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 52.6% (34.1% OF TOTAL INVESTMENTS)

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,            5/12 at 100.00         AA-          1,033,630
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25

                Anchor Bay School District, Macomb and St. Clair Counties,
                Michigan, Unlimited Tax General Obligation Refunding Bonds,
                Series 2001:
        2,500    5.000%, 5/01/21                                                      5/11 at 100.00         AA-          2,576,000
        3,200    5.000%, 5/01/29                                                      5/11 at 100.00         AA-          3,263,840

        1,000   Belding School District, Ionia, Kent and Montcalm Counties,           5/08 at 100.00         AAA          1,006,150
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26 - AMBAC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,         10/12 at 100.50         AAA          1,251,492
                 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, Saginaw County,       5/12 at 100.00         AA-          1,406,381
                 Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16

        1,405   Caledonia Community Schools, Kent County, Michigan, General           5/17 at 100.00         AAA          1,452,292
                 Obligation Bonds, Series 2007, Residuals 1018, 6.447%, 5/01/32 -
                 MBIA Insured (IF)

        2,110   Caledonia Community Schools, Kent, Allegan and Barry Counties,        5/13 at 100.00         AA-          2,226,957
                 Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20

        1,000   Caledonia Community Schools, Kent, Allegan and Barry Counties,        5/15 at 100.00         AAA          1,041,980
                 Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/25 - MBIA Insured

        2,000   Detroit City School District, Wayne County, Michigan, General           No Opt. Call         AAA          2,315,920
                 Obligation Bonds, Series 2002A, 6.000%, 5/01/19 - FGIC Insured

        1,195   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          1,263,318
                 5.250%, 4/01/24 - AMBAC Insured

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        8,900    0.000%, 12/01/25                                                       No Opt. Call         AAA          3,790,777
        3,000    0.000%, 12/01/26                                                       No Opt. Call         AAA          1,212,780
        5,305    0.000%, 12/01/29                                                       No Opt. Call         AAA          1,831,180

        1,700   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,        9/17 at 100.00         AAA          1,780,172
                 5.000%, 9/01/27 - MBIA Insured

        1,400   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00         AA-          1,462,874
                 Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,065   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA          1,113,926
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

        1,935   Kalamazoo Public Schools, Michigan, General Obligation Bonds,         5/16 at 100.00         AAA          2,027,745
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

        1,790   Lansing Building Authority, Michigan, General Obligation Bonds,       6/13 at 100.00         AAA          1,850,198
                 Series 2003A, 5.000%, 6/01/26 - MBIA Insured


                                       21

NUM

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       2,505   Lincoln Consolidated School District, Washtenaw and Wayne             5/16 at 100.00         AAA     $    2,625,065
                 Counties, Michigan, General Obligation Bonds, Series 2006,
                 5.000%, 5/01/25 - MBIA Insured

        2,810   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          2,939,091
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

        1,500   Marshall Public Schools, Calhoun County, Michigan, General            5/17 at 100.00         AAA          1,568,820
                 Obligation Bonds, Series 2007, 5.000%, 5/01/30 - XLCA Insured

        2,100   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          2,204,034
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        4,000   Michigan, General Obligation Bonds, Environmental Protection          5/13 at 100.00         AA-          4,225,920
                 Program, Series 2003A, 5.250%, 5/01/20

        2,500   Montrose School District, Michigan, School Building and Site            No Opt. Call         AAA          2,934,650
                 Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,128,644
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,000   Oakland County Building Authority, Michigan, General Obligation       9/11 at 100.00         AAA          1,036,620
                 Bonds, Series 2002, 5.125%, 9/01/22

        2,250   Oakland Intermediate School District, Oakland County, Michigan,       5/17 at 100.00         AAA          2,342,363
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/36 -
                 FSA Insured

        1,595   Oakridge Public Schools, Muskegon County, Michigan, General           5/15 at 100.00         AAA          1,671,783
                 Obligation Bonds, Series 2005, 5.000%, 5/01/22 - MBIA Insured

                Ottawa County, Michigan, Water Supply System, General Obligation
                Bonds, Series 2007:
        4,330    5.000%, 8/01/26 - MBIA Insured                                       8/17 at 100.00         Aaa          4,547,323
        1,120    5.000%, 8/01/30 - MBIA Insured                                       8/17 at 100.00         Aaa          1,172,506

        1,050   Parchment School District, Kalamazoo County, Michigan, General        5/17 at 100.00         AAA          1,075,484
                 Obligation Bonds, Series 2007, Residuals 07-1017,
                 6.445%, 5/01/36 - FSA Insured (IF)

        4,340   Plymouth-Canton Community School District, Wayne and                  5/14 at 100.00         AAA          4,496,761
                 Washtenaw Counties, Michigan, General Obligation Bonds,
                 Series 2004, 5.000%, 5/01/26 - FGIC Insured

        4,200   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          4,742,136
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        3,175   South Redford School District, Wayne County, Michigan, General        5/15 at 100.00         AAA          3,291,364
                 Obligation Bonds, School Building and Site, Series 2005,
                 5.000%, 5/01/30 - MBIA Insured

        1,655   Southfield Library Building Authority, Michigan, General Obligation   5/15 at 100.00         AAA          1,722,259
                 Bonds, Series 2005, 5.000%, 5/01/26 - MBIA Insured

        1,500   Thornapple Kellogg School District, Barry County, Michigan,           5/17 at 100.00         AAA          1,566,390
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

        2,275   Troy City School District, Oakland County, Michigan, General          5/16 at 100.00         AAA          2,410,727
                 Obligation Bonds, Series 2006, 5.000%, 5/01/19 - MBIA Insured

        5,000   Wayne County, Michigan, Limited Tax General Obligation Airport       12/11 at 101.00         AAA          5,163,750
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                 Series 2001A, 5.000%, 12/01/21 - MBIA Insured

        3,350   Wayne Westland Community Schools, Michigan, General Obligation       11/14 at 100.00         AAA          3,552,776
                 Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

        1,725   Williamston Community School District, Michigan, Unlimited Tax          No Opt. Call         AAA          1,947,818
                 General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       98,105   Total Tax Obligation/General                                                                             92,273,896
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 14.4% (9.3% OF TOTAL INVESTMENTS)

        1,000   Grand Rapids Building Authority, Kent County, Michigan, Limited         No Opt. Call          AA          1,071,820
                 Tax General Obligation Bonds, Series 1998, 5.000%, 4/01/16

        1,345   Grand Rapids Building Authority, Kent County, Michigan, Limited      10/11 at 100.00         AAA          1,390,461
                 Tax General Obligation Bonds, Series 2001, 5.125%, 10/01/26 -
                 MBIA Insured

        4,440   Michigan Building Authority, Revenue Bonds, Series 2006IA,           10/16 at 100.00         AAA          4,614,004
                 5.000%, 10/15/36 - FGIC Insured

           50   Michigan Municipal Bond Authority, Local Government Loan             11/07 at 100.00         Aa3             50,108
                 Program Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,135   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA     $    2,218,564
                 Program, Series 2005II, 5.000%, 10/15/33 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,100    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,303,846
        5,000    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          5,197,099

        3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002,        10/12 at 100.00         AAA          3,684,660
                 5.250%, 10/01/21 - FSA Insured

        5,500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA          1,677,445
                 Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
       28,070   Total Tax Obligation/Limited                                                                             25,208,007
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding         7/12 at 100.00         AAA          1,032,270
                 Bonds, Series 2002, 5.250%, 7/01/21 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 40.4% (26.2% OF TOTAL INVESTMENTS) (4)

        2,190   Anchor Bay School District, Macomb and St. Clair Counties,            5/09 at 100.00         AAA          2,273,023
                 Michigan, General Obligation Bonds, Series 1999I,
                 6.000%, 5/01/29 (Pre-refunded 5/01/09) - FGIC Insured

        1,000   Charlotte Public School District, Easton County, Michigan, General    5/09 at 100.00         AAA          1,025,320
                 Obligation Bonds, Series 1999, 5.250%, 5/01/25
                 (Pre-refunded 5/01/09) - FGIC Insured

          935   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         Aaa            990,623
                 Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) -
                 FSA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        3,400    5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 101.00         AAA          3,660,032
          770    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            808,392
          730    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            768,296

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2003A:
        4,025    5.000%, 7/01/24 (Pre-refunded 7/01/13) - MBIA Insured                7/13 at 100.00         AAA          4,264,447
        1,500    5.000%, 7/01/25 (Pre-refunded 7/01/13) - MBIA Insured                7/13 at 100.00         Aaa          1,589,235

        1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          1,057,410
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

        2,000   East Grand Rapids Public Schools, Kent County, Michigan,              5/09 at 100.00         AAA          2,075,820
                 Unlimited Tax General Obligation School Building and Site Bonds,
                 Series 2000, 6.000%, 5/01/29 (Pre-refunded 5/01/09) -
                 FSA Insured

        1,085   Freeland Community School District, Saginaw, Midland and Bay          5/10 at 100.00     AA- (4)          1,126,284
                 Counties, Michigan, General Obligation Bonds, Series 2000,
                 5.250%, 5/01/19 (Pre-refunded 5/01/10)

        1,220   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          1,239,154
                 Mortgage Hospital Revenue Bonds, Portage Health System Inc.,
                 Series 1998, 5.450%, 8/01/47 (Pre-refunded 8/01/08) -
                 MBIA Insured

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,              5/12 at 100.00     AA- (4)          2,101,080
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24
                 (Pre-refunded 5/01/12)

        3,880   Mayville Community Schools, Tuscola County, Michigan,                11/14 at 100.00         AAA          4,149,078
                 General Obligation Bonds, School Building and Site Project,
                 Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) -
                 FGIC Insured

          250   Michigan South Central Power Agency, Power Supply System                No Opt. Call      A3 (4)            267,688
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Ascension Health Credit Group, Series 1999A:
        1,000    6.125%, 11/15/23 (Pre-refunded 11/15/09) - MBIA Insured             11/09 at 101.00         AAA          1,058,370
          500    6.125%, 11/15/26 (Pre-refunded 11/15/09)                            11/09 at 101.00         AAA            529,525

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)          5,285,049
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00      A1 (4)          1,627,230
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

        1,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/09 at 101.00         AAA          1,780,495
                 Refunding Bonds, Mercy Health Services Obligated Group,
                 Series 1999X, 5.750%, 8/15/19 (Pre-refunded 8/15/09) -
                 MBIA Insured


                                       23

NUM

Nuveen Michigan Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mt. Clemens Corporation Obligated Group,
                Series 1999A:
$       3,385    5.750%, 5/15/17 (Pre-refunded 5/15/09) - MBIA Insured                5/09 at 101.00         AAA     $    3,530,724
          500    5.750%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured                5/09 at 101.00         AAA            521,525

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00       A (4)          1,059,050
                 Refunding Bonds, OSF Healthcare System, Series 1999,
                 6.125%, 11/15/19 (Pre-refunded 11/15/09)

        3,460   Michigan State Hospital Finance Authority, Hospital Revenue             No Opt. Call         AAA          3,517,747
                 Refunding Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured (ETM)

        1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                 11/11 at 100.00         AAA          1,046,430
                 5.000%, 11/01/25 (Pre-refunded 11/01/11) - FSA Insured

        1,100   Michigan Strategic Fund, Limited Obligation Revenue Refunding         7/08 at 101.00    BBB+ (4)          1,126,499
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28 (Pre-refunded 7/01/08)

        2,000   Michigan, Certificates of Participation, Series 2000,                 6/10 at 100.00         AAA          2,089,200
                 5.500%, 6/01/27 (Pre-refunded 6/01/10) - AMBAC Insured

        2,875   Milan Area Schools, Washtenaw and Monroe Counties, Michigan,          5/10 at 100.00         AAA          3,021,568
                 General Obligation Bonds, Series 2000A, 5.750%, 5/01/24
                 (Pre-refunded 5/01/10) - FGIC Insured

          700   Muskegon Heights, Muskegon County, Michigan, Water Supply            11/10 at 100.00         Aaa            738,773
                 System Revenue Bonds, Series 2000A, 5.625%, 11/01/30
                 (Pre-refunded 11/01/10) - MBIA Insured

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA            420,292
                 Series 2000HH, 5.250%, 7/01/29 (Pre-refunded 7/01/10) -
                 FSA Insured

        1,125   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)          1,203,885
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded 7/01/10)

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
           85    6.000%, 8/01/26 (ETM)                                                  No Opt. Call    BBB- (4)            102,698
          915    6.000%, 8/01/26 (ETM)                                                  No Opt. Call    BBB- (4)          1,105,512

        4,100   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00         Aaa          4,571,951
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36
                 (Pre-refunded 7/01/16)

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,050,980
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC Insured

        2,100   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          2,170,791
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded 5/01/09) -
                 FGIC Insured

        1,050   Warren Consolidated School District, Macomb and Oakland              11/11 at 100.00         AAA          1,114,061
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 (Pre-refunded 11/01/11) - FSA Insured

        1,980   Washtenaw County Building Authority, Michigan, Limited Tax            9/07 at 100.00         AAA          1,982,633
                 General Obligation Bonds, Series 1999, 5.400%, 9/01/17
                 (Pre-refunded 9/01/07) - FGIC Insured

        2,600   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA          2,742,662
                 Unlimited Tax General Obligation School Building and Site Bonds,
                 Series 2000, 5.900%, 5/01/18 (Pre-refunded 5/01/10) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       67,060   Total U.S. Guaranteed                                                                                    70,793,532
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.2% (7.9% OF TOTAL INVESTMENTS)

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          3,119,550
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        3,225   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3          3,390,862
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,041,590
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          4,120,000
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        2,000   Michigan Strategic Fund, Limited Obligation Pollution Control         9/30 at 100.00         Aaa          2,058,460
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding           No Opt. Call         AAA          4,589,119
                 Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA     $    3,139,890
                 Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                 XLCA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,855   Total Utilities                                                                                          21,459,471
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 8.7% (5.7% OF TOTAL INVESTMENTS)

        5,500   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          5,697,887
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue         No Opt. Call         AAA          1,722,405
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

          565   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         AAA            594,945
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,500   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/13 at 100.00         AAA          1,547,565
                 Bonds, Series 2003A, 5.000%, 7/01/25 - MBIA Insured

        4,210   Michigan Municipal Bond Authority, Clean Water Revolving Fund        10/14 at 100.00         AAA          4,437,635
                 Revenue Bonds, Series 2004, 5.000%, 10/01/19

        1,150   Michigan Municipal Bond Authority, Drinking Water Revolving          10/14 at 100.00         AAA          1,203,832
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23


------------------------------------------------------------------------------------------------------------------------------------
       14,425   Total Water and Sewer                                                                                    15,204,269
------------------------------------------------------------------------------------------------------------------------------------
$     272,100   Total Long-Term Investments (cost $260,034,307) - 154.1%                                                270,015,330
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.1% (0.1% OF TOTAL INVESTMENTS)

$         200   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            200,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490%, 12/01/15 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $200,000)                                                                200,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $260,234,307) - 154.2%                                                          270,215,330
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.2)%                                                                       (3,870,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      2,898,231
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.6)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  175,243,561
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NMP

Nuveen Michigan Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.6% (3.6% OF TOTAL INVESTMENTS)

$         440   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-     $      425,933
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

          275   Grand Traverse Academy, Michigan, Public School Academy              11/17 at 100.00        BBB-            252,984
                 Revenue Bonds, Series 2007, 4.750%, 11/01/32

        2,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          2,055,040
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

        3,500   Wayne State University, Michigan, General Revenue Bonds,             11/09 at 101.00         AAA          3,598,280
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,215   Total Education and Civic Organizations                                                                   6,332,237
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.0% (5.8% OF TOTAL INVESTMENTS)

        1,700   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood         7/17 at 100.00           A          1,688,202
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

          425   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            424,720
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/25

        1,005   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1          1,001,895
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        3,700   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         AAA          3,809,150
                 Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 -
                 MBIA Insured (UB)

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      8/07 at 100.00         BB-          2,000,940
          500    6.500%, 8/15/18                                                      8/07 at 100.00         BB-            500,290

          800   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            815,712
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.375%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       10,130   Total Health Care                                                                                        10,240,909
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.0% (4.5% OF TOTAL INVESTMENTS)

          920   Michigan Housing Development Authority, GNMA Collateralized           4/12 at 102.00         Aaa            941,234
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                 (Alternative Minimum Tax)

        1,500   Michigan Housing Development Authority, Limited Obligation           10/07 at 100.00         AAA          1,501,380
                 Revenue Bonds, Breton Village Green Project, Series 1993,
                 5.625%, 10/15/18 - FSA Insured

        2,400   Michigan Housing Development Authority, Limited Obligation           10/07 at 100.00         AAA          2,457,432
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18 - FSA Insured

          800   Michigan Housing Development Authority, Rental Housing                7/15 at 100.00         AAA            808,264
                 Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

                Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
                Assisted Multifamily Housing Revenue Refunding Bonds, Clinton
                Place Project, Series 1992A:
          680    6.600%, 6/01/13                                                     12/07 at 100.00         AAA            681,034
        1,500    6.600%, 6/01/22                                                     12/07 at 100.00         AAA          1,549,710

------------------------------------------------------------------------------------------------------------------------------------
        7,800   Total Housing/Multifamily                                                                                 7,939,054
------------------------------------------------------------------------------------------------------------------------------------


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         665   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R     $      669,382
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

        1,050   Dickinson County Economic Development Corporation, Michigan,         11/14 at 100.00         BBB          1,026,806
                 Pollution Control Revenue Bonds, International Paper Company,
                 Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 47.6% (30.8% OF TOTAL INVESTMENTS)

        1,475   Anchor Bay School District, Macomb and St. Clair Counties,           11/13 at 100.00         AA-          1,541,242
                 Michigan, General Obligation Bonds, Series 2003,
                 5.000%, 5/01/21

        2,500   Anchor Bay School District, Macomb and St. Clair Counties,            5/11 at 100.00         AA-          2,576,000
                 Michigan, Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.000%, 5/01/21

          910   Caledonia Community Schools, Kent County, Michigan, General           5/17 at 100.00         AAA            940,631
                 Obligation Bonds, Series 2007, Residuals 1018, 6.447%, 5/01/32 -
                 MBIA Insured (IF)

        2,250   Caledonia Community Schools, Kent, Allegan and Barry Counties,        5/15 at 100.00         AAA          2,341,440
                 Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/26 - MBIA Insured

                Detroit City School District, Wayne County, Michigan, General
                Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                         No Opt. Call         AAA          2,116,254
          750    6.000%, 5/01/21 - FGIC Insured                                         No Opt. Call         AAA            879,128

        2,500   Detroit City School District, Wayne County, Michigan, General         5/13 at 100.00         AAA          2,594,600
                 Obligation Bonds, Series 2003B, 5.000%, 5/01/23 -
                 FGIC Insured

        2,665   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          2,817,358
                 5.250%, 4/01/24 - AMBAC Insured

        7,000   Detroit-Wayne County Stadium Authority, Michigan, Limited Tax         8/07 at 102.00         AAA          7,116,966
                 General Obligation Building Authority Stadium Bonds,
                 Series 1997, 5.250%, 2/01/27 - FGIC Insured

          860   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,        9/17 at 100.00         AAA            907,008
                 5.000%, 9/01/24 - MBIA Insured

        1,650   Holly Area School District, Oakland County, Michigan, General         5/16 at 100.00         AAA          1,733,292
                 Obligation Bonds, Series 2006, 5.125%, 5/01/32 - MBIA Insured

        2,000   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00         AA-          2,078,340
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,250   Kalamazoo Public Schools, Michigan, General Obligation Bonds,         5/16 at 100.00         AAA          1,309,913
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

          500   Lansing School District, Ingham County, Michigan, General             5/14 at 100.00         AA-            522,970
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,000   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,045,940
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

                Marshall Public Schools, Calhoun County, Michigan, General
                Obligation Bonds, Series 2007:
          425    5.000%, 5/01/30 - XLCA Insured                                       5/17 at 100.00         AAA            444,499
          550    4.625%, 5/01/37 - XLCA Insured                                       5/17 at 100.00         AAA            544,698

        1,000   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          1,049,540
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

                Michigan, General Obligation Bonds, Environmental Protection
                Program, Series 2003A:
        1,000    5.250%, 5/01/20                                                      5/13 at 100.00         AA-          1,056,480
        2,000    5.250%, 5/01/21                                                      5/13 at 100.00         AA-          2,112,960

        1,450   Oakland Intermediate School District, Oakland County, Michigan,       5/17 at 100.00         AAA          1,509,523
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/36 -
                 FSA Insured

        3,500   Ottawa County, Michigan, Water Supply System, General Obligation      8/17 at 100.00         Aaa          3,664,080
                 Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured

        1,100   Oxford Area Community Schools, Oakland and Lapeer Counties,           5/14 at 100.00         AAA          1,142,339
                 Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured

          680   Parchment School District, Kalamazoo County, Michigan,                5/17 at 100.00         AAA            696,504
                 General Obligation Bonds, Series 2007, Residuals 07-1017,
                 6.445%, 5/01/36 - FSA Insured (IF)


                                       27

NMP

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   Rockford Public Schools, Kent County, Michigan, General               5/15 at 100.00         AAA     $    1,039,310
                 Obligation Bonds, Series 2005, 5.000%, 5/01/27 - FSA Insured

        1,000   Thornapple Kellogg School District, Barry County, Michigan,           5/17 at 100.00         AAA          1,044,260
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

        2,830   Warren Consolidated School District, Macomb and Oakland               5/13 at 100.00         Aa2          2,986,867
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20

                Wayne County, Michigan, Limited Tax General Obligation Airport
                Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                Series 2001A:
        1,500    5.500%, 12/01/18 - MBIA Insured                                     12/11 at 101.00         AAA          1,596,015
        4,435    5.000%, 12/01/30 - MBIA Insured                                     12/11 at 101.00         AAA          4,579,181

------------------------------------------------------------------------------------------------------------------------------------
       51,595   Total Tax Obligation/General                                                                             53,987,338
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.5% (13.9% OF TOTAL INVESTMENTS)

        2,880   Michigan Building Authority, Revenue Bonds, Series 2006IA,           10/16 at 100.00         AAA          2,992,867
                 5.000%, 10/15/36 - FGIC Insured

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2001I:
        2,570    5.500%, 10/15/19                                                    10/11 at 100.00          A+          2,713,123
        6,500    5.000%, 10/15/24                                                    10/11 at 100.00          A+          6,678,749

        1,600   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA          1,665,984
                 Program, Series 2005II, 5.000%, 10/15/30 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,000    5.000%, 10/15/22 - MBIA Insured (5)                                 10/13 at 100.00         AAA          5,199,849
        2,480    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          2,577,762

        1,500   Michigan, Comprehensive Transportation Revenue Refunding             11/11 at 100.00         AAA          1,551,180
                 Bonds, Series 2001A, 5.000%, 11/01/19 - FSA Insured

        3,500   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA          1,067,465
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,030   Total Tax Obligation/Limited                                                                             24,446,979
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 32.5% (21.0% OF TOTAL INVESTMENTS) (4)

        1,000   Central Montcalm Public Schools, Montcalm and Ionia Counties,         5/09 at 100.00         AAA          1,033,710
                 Michigan, General Obligation Unlimited Tax School Building and
                 Site Bonds, Series 1999, 5.750%, 5/01/24 (Pre-refunded
                 5/01/09) - MBIA Insured

        1,375   Chippewa Valley Schools, Macomb County, Michigan, General             5/11 at 100.00     AA- (4)          1,432,324
                 Obligation Bonds, Series 2001, 5.000%, 5/01/26
                 (Pre-refunded 5/01/11)

          915   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         Aaa            979,416
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30
                 (Pre-refunded 7/01/15) - MBIA Insured

        1,385   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA          1,454,056
                 Bonds, Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) -
                 FGIC Insured

        2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          2,114,820
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

        2,175   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          2,209,148
                 Mortgage Hospital Revenue Bonds, Portage Health System Inc.,
                 Series 1998, 5.450%, 8/01/47 (Pre-refunded 8/01/08) -
                 MBIA Insured

          500   Lansing School District, Ingham County, Michigan, General             5/14 at 100.00     AA- (4)            532,795
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22
                 (Pre-refunded 5/01/14)

           75   Michigan South Central Power Agency, Power Supply System                No Opt. Call      A3 (4)             80,306
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities         10/10 at 100.00      A+ (4)          1,570,815
                 Program, Series 2000I, 5.375%, 10/15/20
                 (Pre-refunded 10/15/10)

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          2,647,625
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded 11/15/09)


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       3,575   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)     $    3,778,811
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00      A1 (4)          1,627,230
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101.00         AAA          4,172,200
                 Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                 Group, Series 1999A, 5.750%, 5/15/29 (Pre-refunded 5/15/09) -
                 MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00      A+ (4)            538,480
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31 (Pre-refunded 11/15/11)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/07 at 100.00         AAA          3,071,820
                 Refunding Bonds, St. John's Hospital, Series 1993A,
                 6.000%, 5/15/13 - AMBAC Insured (ETM)

        1,240   Milan Area Schools, Washtenaw and Monroe Counties, Michigan,          5/10 at 100.00         AAA          1,299,210
                 General Obligation Bonds, Series 2000A, 5.625%, 5/01/16
                 (Pre-refunded 5/01/10) - FGIC Insured

        1,000   Otsego Public Schools District, Allegan and Kalamazoo Counties,       5/14 at 100.00         AAA          1,065,590
                 Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 (Pre-refunded 5/01/14) - FSA Insured

        2,515   Plainwell Community Schools, Allegan County, Michigan, General       11/12 at 100.00     AA- (4)          2,654,205
                 Obligation Bonds, Series 2002, 5.000%, 5/01/28
                 (Pre-refunded 11/01/12)

        1,425   Walled Lake Consolidated School District, Oakland County,             5/14 at 100.00         AAA          1,539,428
                 Michigan, General Obligation Bonds, Series 2004,
                 5.250%, 5/01/20 (Pre-refunded 5/01/14) - MBIA Insured

        2,950   West Bloomfield School District, Oakland County, Michigan,            5/14 at 100.00         AAA          3,143,491
                 General Obligation Bonds, Series 2004, 5.000%, 5/01/22
                 (Pre-refunded 5/01/14) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       35,130   Total U.S. Guaranteed                                                                                    36,945,480
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 14.1% (9.1% OF TOTAL INVESTMENTS)

        1,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,039,850
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

          925   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3            972,573
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution  9/09 at 102.00         AAA          1,041,590
                 Control Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1999A, 5.550%, 9/01/29 - MBIA Insured (Alternative
                 Minimum Tax)

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          5,149,999
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Pollution Control         9/30 at 100.00         Aaa          3,087,690
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          3,139,890
                 Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                 XLCA Insured (Alternative Minimum Tax)

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,               10/08 at 101.00         AAA          1,540,980
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,425   Total Utilities                                                                                          15,972,572
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.7% (10.2% OF TOTAL INVESTMENTS)

        3,500   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          3,625,930
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,085   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          1,121,847
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30 - MBIA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,722,405
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,120   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          1,179,360
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured


                                       29

NMP

Nuveen Michigan Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,330   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds,          7/15 at 100.00         AAA     $    1,381,458
                 Series 2005, 5.000%, 1/01/30 - MBIA Insured

        8,460   North Kent Sewer Authority, Michigan, Sewer Revenue Bonds,           11/16 at 100.00         AAA          8,825,473
                  Series 2006, 5.000%, 11/01/31 - MBIA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       16,995   Total Water and Sewer                                                                                    17,856,473
------------------------------------------------------------------------------------------------------------------------------------
$     171,035   Total Long-Term Investments (cost $170,819,890) - 154.5%                                                175,417,230
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.2% (0.1% OF TOTAL INVESTMENTS)

$         200   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            200,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490%, 12/01/15 - MBIA Insured (6)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $200,000)                                                                200,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $171,019,890) - 154.7%                                                          175,617,230
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (7.1)%                                                                       (8,105,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      2,045,331
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.3)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  113,557,561
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2007:
                                    FUND                                        FIXED RATE                               UNREALIZED
                 NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE    TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (7)          DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs  $3,500,000            Pay   3-Month USD-LIBOR        5.375%   Semi-Annually    4/23/08        4/23/30      $(136,364)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of the investment, with an aggregate market value of $311,991, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZW

Nuveen Michigan Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 6.5% (4.2% OF TOTAL INVESTMENTS)

$         230   Chandler Park Academy, Michigan, Public School Academy Charter       11/15 at 100.00        BBB-     $      222,647
                 School Revenue Bonds, Series 2005, 5.125%, 11/01/35

          500   Concord Academy, Boyne City, Michigan, Certificates of               11/17 at 100.00         N/R            494,095
                 Participation, Series 2007, 5.450%, 11/01/22

           75   Grand Traverse Academy, Michigan, Public School Academy Revenue      11/17 at 100.00        BBB-             68,996
                 Bonds, Series 2007, 4.750%, 11/01/32

        1,150   Michigan Higher Education Facilities Authority, Limited Obligation    9/11 at 100.00         Aaa          1,181,108
                 Revenue Refunding Bonds, Kettering University, Series 2001,
                 5.000%, 9/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,955   Total Education and Civic Organizations                                                                   1,966,846
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 22.3% (14.6% OF TOTAL INVESTMENTS)

          500   Allegan Hospital Finance Authority, Michigan, Revenue Bonds,         11/09 at 101.00         N/R            528,215
                 Allegan General Hospital, Series 1999, 7.000%, 11/15/21

          500   Garden City Hsopital Finance Authority, Michigan, Revenue Bonds,      8/17 at 100.00         N/R            456,405
                 Garden City Hospital Obligated Group, Series 2007A,
                 5.000%, 8/15/38

          600   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood         7/17 at 100.00           A            595,836
                 Obligated Group, Series 2007A, 5.000%, 7/15/37

          700   Michigan State Hospital Finance Authority, Hospital Revenue           1/08 at 100.00         Ba3            703,591
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

                Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea
                Community Hospital, Series 2005:
          425    5.000%, 5/15/30                                                      5/15 at 100.00         BBB            418,999
          335    5.000%, 5/15/37                                                      5/15 at 100.00         BBB            325,623

          400   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            398,764
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        1,075   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         AAA          1,106,713
                 Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 -
                 MBIA Insured (UB)

          400   Monroe County Hospital Finance Authority, Michigan, Mercy             6/16 at 100.00        BBB-            407,856
                 Memorial Hospital Corporation Revenue Bonds, Series 2006,
                 5.375%, 6/01/26

        1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue     11/11 at 100.00         AAA          1,856,592
                 Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,735   Total Health Care                                                                                         6,798,594
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.4% (4.2% OF TOTAL INVESTMENTS)

        1,700   Michigan Housing Development Authority, GNMA Collateralized           8/12 at 102.00         Aaa          1,740,953
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31
                 (Alternative Minimum Tax)

          200   Michigan Housing Development Authority, Rental Housing Revenue        7/15 at 100.00         AAA            202,066
                 Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,900   Total Housing/Multifamily                                                                                 1,943,019
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.5% (1.0% OF TOTAL INVESTMENTS)

          460   Michigan Housing Development Authority, Single Family Mortgage        1/11 at 100.00         AAA            469,573
                 Revenue Bonds, Series 2001, 5.300%, 12/01/16 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NZW

Nuveen Michigan Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

$         500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,              No Opt. Call        BBB+     $      488,480
                 Republic Services Inc., Series 2001, 4.250%, 8/01/31
                 (Mandatory put 4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.1% (0.7% OF TOTAL INVESTMENTS)

          335   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R            337,208
                 Presbyterian Villages of Michigan Obligated Group, Series 2005,
                 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.6% (1.1% OF TOTAL INVESTMENTS)

          500   Dickinson County Economic Development Corporation, Michigan,         11/14 at 100.00         BBB            488,955
                 Pollution Control Revenue Bonds, International Paper Company,
                 Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 43.4% (28.3% OF TOTAL INVESTMENTS)

          265   Caledonia Community Schools, Kent County, Michigan, General           5/17 at 100.00         AAA            273,920
                 Obligation Bonds, Series 2007, Residuals 1018, 6.447%, 5/01/32 -
                 MBIA Insured (IF)

          300   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,        9/17 at 100.00         AAA            314,148
                 5.000%, 9/01/27 - MBIA Insured

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00         AA-          1,534,725
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27

          500   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA            522,970
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

          300   Kalamazoo Public Schools, Michigan, General Obligation Bonds,         5/16 at 100.00         AAA            314,379
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

          250   Marshall Public Schools, Calhoun County, Michigan, General            5/17 at 100.00         AAA            247,590
                 Obligation Bonds, Series 2007, 4.625%, 5/01/37 - XLCA Insured

          400   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA            419,816
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        1,150   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,179,946
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,410   New Haven Community Schools, Macomb County, Michigan,                 5/16 at 100.00         AAA          1,477,581
                 General Obligation Bonds, Series 2006, 5.000%, 5/01/25 -
                 FSA Insured

          400   Oakland Intermediate School District, Oakland County, Michigan,       5/17 at 100.00         AAA            416,420
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/36 -
                 FSA Insured

        1,000   Ottawa County, Michigan, Water Supply System, General Obligation      8/17 at 100.00         Aaa          1,046,880
                 Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured

          200   Parchment School District, Kalamazoo County, Michigan, General        5/17 at 100.00         AAA            204,854
                 Obligation Bonds, Series 2007, Residuals 07-1017,
                 6.445%, 5/01/36 - FSA Insured (IF)

          300   Thornapple Kellogg School District, Barry County, Michigan,           5/17 at 100.00         AAA            313,278
                 General Obligation Bonds, Series 2007, 5.000%, 5/01/32 -
                 MBIA Insured

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System, Series 2001:
          500    5.000%, 5/01/19 - MBIA Insured                                       5/09 at 100.50         AAA            510,630
          800    5.000%, 5/01/20 - MBIA Insured                                       5/09 at 100.50         AAA            817,008

        1,690   Wayne County, Michigan, Limited Tax General Obligation Airport       12/11 at 101.00         AAA          1,744,942
                 Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                 Series 2001A, 5.000%, 12/01/30 - MBIA Insured

          500   Wayne Westland Community Schools, Michigan, General Obligation       11/14 at 100.00         AAA            530,265
                 Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

        1,300   Willow Run Community Schools, Washtenaw County, Michigan,             5/11 at 100.00         AA-          1,339,520
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/21

------------------------------------------------------------------------------------------------------------------------------------
       12,765   Total Tax Obligation/General                                                                             13,208,872
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 11.3% (7.4% OF TOTAL INVESTMENTS)

$       1,100   Grand Rapids Building Authority, Kent County, Michigan, Limited      10/11 at 100.00         AAA     $    1,137,180
                 Tax General Obligation Bonds, Series 2001, 5.125%, 10/01/26 -
                 MBIA Insured

          720   Michigan Building Authority, Revenue Bonds, Series 2006IA,           10/16 at 100.00         AAA            748,217
                 5.000%, 10/15/36 - FGIC Insured

        1,205   Michigan State Building Authority, Revenue Bonds, Facilities         10/11 at 100.00          A+          1,238,138
                 Program, Series 2001I, 5.000%, 10/15/24

        1,000   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            304,990
                 Revenue Bonds, Series 2005A, 0.000%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,025   Total Tax Obligation/Limited                                                                              3,428,525
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.8% (17.5% OF TOTAL INVESTMENTS) (4)

        1,000   Detroit City School District, Wayne County, Michigan, General         5/13 at 100.00         AAA          1,077,290
                 Obligation Bonds, Series 2002A, 5.375%, 5/01/24
                 (Pre-refunded 5/01/13) - FGIC Insured

        1,000   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA          1,072,060
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/21 (Pre-refunded 5/01/12) - FSA Insured

          720   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         Aaa            762,833
                 Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) -
                 FSA Insured

        1,000   Garden City School District, Wayne County, Michigan, General          5/11 at 100.00     AA- (4)          1,041,690
                 Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26
                 (Pre-refunded 5/01/11)

        1,200   Huron School District, Wayne and Monroe Counties, Michigan,           5/11 at 100.00         AAA          1,266,912
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/26
                 (Pre-refunded 5/01/11) - FSA Insured

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00      AA (4)          1,058,850
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded 7/15/11)

          500   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA            526,100
                 Bonds, Series 2000A, 5.500%, 10/01/40 (ETM)

                Puerto Rico Public Finance Corporation, Commonwealth
                Appropriation Bonds, Series 2002E:
           85    6.000%, 8/01/26 (ETM)                                                  No Opt. Call    BBB- (4)            102,698
          615    6.000%, 8/01/26 (ETM)                                                  No Opt. Call    BBB- (4)            743,049

          500   Warren Building Authority, Michigan, Limited Tax General             11/10 at 100.00         AAA            520,500
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22
                 (Pre-refunded 11/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,620   Total U.S. Guaranteed                                                                                     8,171,982
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.6% (10.2% OF TOTAL INVESTMENTS)

        1,115   Lansing Board of Water and Light, Michigan, Steam and Electric        7/13 at 100.00         AAA          1,162,744
                 Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 -
                 FSA Insured

        1,235   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,291,291
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          2,295,248
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,565   Total Utilities                                                                                           4,749,283
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.0% (9.8% OF TOTAL INVESTMENTS)

        1,000   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          1,035,980
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue         No Opt. Call         AAA          1,148,270
                 Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

          280   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue       7/13 at 100.00         AAA            294,840
                 Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured


                                       33

NZW

Nuveen Michigan Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA     $    1,018,990
                 Bonds, Series 2001A, 5.000%, 7/01/30 - FGIC Insured

        1,000   Michigan Municipal Bond Authority, Clean Water Revolving Fund        10/15 at 100.00         AAA          1,060,450
                 Revenue Bonds, Series 2005, 5.000%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,280   Total Water and Sewer                                                                                     4,558,530
------------------------------------------------------------------------------------------------------------------------------------
$      45,640   Total Investments (cost $45,345,066) - 153.1%                                                            46,609,867
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (2.3)%                                                                         (715,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                        544,127
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.6)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   30,438,994
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc.
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.7% (1.1% OF TOTAL INVESTMENTS)

$       2,600   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,634,788
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.6% (11.3% OF TOTAL INVESTMENTS)

        1,650   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+          1,685,046
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,750   Ohio Higher Education Facilities Commission, General Revenue         10/13 at 100.00          AA          1,820,350
                 Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa2          1,008,750
                 Wittenberg University, Series 2005, 5.000%, 12/01/29

        5,000   Ohio Higher Educational Facilities Commission, General Revenue       12/16 at 100.00         AAA          5,221,450
                 Bonds, University of Dayton, 2006 Project, Series 2006,
                 5.000%, 12/01/30 - AMBAC Insured

        1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/14 at 100.00          AA          1,476,496
                 Denison University, Series 2004, 5.000%, 11/01/21

        1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/14 at 100.00         AAA          1,370,358
                 University of Dayton, Series 2004, 5.000%, 12/01/25 -
                 AMBAC Insured

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa2          1,043,710
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa          1,045,710
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,500   Ohio State Higher Education Facilities, Revenue Bonds, Case          12/16 at 100.00         AAA          1,544,445
                 Western Reserve University, Series 2006, 5.000%, 12/01/44 -
                 MBIA Insured

        1,200   Ohio State University, General Receipts Bonds, Series 2002A,         12/12 at 100.00         Aa2          1,247,820
                 5.125%, 12/01/31

        3,000   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          3,166,050
                 5.250%, 6/01/22

        1,510   University of Akron, Ohio, General Receipts Bonds, Series 2003A,      1/13 at 100.00         AAA          1,569,781
                 5.000%, 1/01/21 - AMBAC Insured

          850   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA            882,581
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

                University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
        1,200    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         AAA          1,257,900
        2,605    5.000%, 6/01/25 - AMBAC Insured                                      6/14 at 100.00         AAA          2,703,235

------------------------------------------------------------------------------------------------------------------------------------
       26,000   Total Education and Civic Organizations                                                                  27,043,682
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 20.5% (13.1% OF TOTAL INVESTMENTS)

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,       11/09 at 101.00        Baa1          2,025,040
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.375%, 11/15/24

                Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati
                Children's Medical Center Project, Series 2006K:
        5,200    5.000%, 5/15/31 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          5,379,036
        4,140    4.375%, 5/15/32 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          3,886,880

        1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and                 8/07 at 102.00         AAA          1,021,260
                 Improvement Bonds, MetroHealth System, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         AA-          2,168,260
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32


                                       35

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A     $    4,690,125
                 Regional Medical Center, Series 2002A, 5.625%, 8/15/32

        2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital             5/14 at 100.00         AAA          2,618,871
                 Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

          785   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,      5/16 at 100.00          A-            813,158
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

                Montgomery County, Ohio, Revenue Bonds, Catholic Health
                Initiatives, Series 2004A:
        2,500    5.000%, 5/01/30                                                      5/14 at 100.00          AA          2,519,025
        2,500    5.000%, 5/01/32                                                        No Opt. Call          AA          2,514,750

          830   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-            881,435
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

        1,200   Richland County, Ohio, Hospital Revenue Bonds, MidCentral            11/16 at 100.00          A-          1,222,428
                 Health System Group, Series 2006, 5.250%, 11/15/36

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          1,810,216
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,815   Total Health Care                                                                                        31,550,484
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.3% (4.1% OF TOTAL INVESTMENTS)

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue           8/07 at 100.00         Aaa          1,386,163
                 Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30

          940   Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing        9/12 at 102.00         Aaa            963,735
                 Mortgage Revenue Bonds, Livingston Park Apartments Project,
                 Series 2002A, 5.350%, 9/20/27 (Alternative Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP, Series
                2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,528,782
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,303,055

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/08 at 100.00         Aa2            986,556
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          800    4.450%, 10/01/09 (Alternative Minimum Tax)                             No Opt. Call         Aaa            799,512
          850    4.900%, 6/20/48 (Alternative Minimum Tax)                            6/16 at 102.00         AAA            812,872

------------------------------------------------------------------------------------------------------------------------------------
        9,685   Total Housing/Multifamily                                                                                 9,780,675
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.1% (2.6% OF TOTAL INVESTMENTS)

        1,195   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          9/07 at 102.00         Aaa          1,204,500
                 Program Residential Mortgage Revenue Bonds, Series 1996B-3,
                 5.750%, 9/01/28 (Alternative Minimum Tax)

        1,770   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          9/08 at 102.00         Aaa          1,788,904
                 Program Residential Mortgage Revenue Bonds, Series 1997B,
                 5.400%, 9/01/29 (Alternative Minimum Tax)

        1,240   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          3/08 at 101.50         AAA          1,254,905
                 Program Residential Mortgage Revenue Bonds, Series 1998A-1,
                 5.300%, 9/01/19 - FSA Insured (Alternative Minimum Tax)

        2,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa          1,992,980
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,205   Total Housing/Single Family                                                                               6,241,289
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

          530   Cleveland-Cuyahoga County Port Authority, Ohio, Bond Fund            11/14 at 100.00         N/R            546,080
                 Program Development Revenue Bonds, Myers University,
                 Series 2004E, 5.600%, 5/15/25

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102.00         AAA          1,539,735
                 Emery Air Freight Corporation and Emery Worldwide Airlines Inc. -
                 Guarantors, Series 1998A, 5.625%, 2/01/18

------------------------------------------------------------------------------------------------------------------------------------
        2,030   Total Industrials                                                                                         2,085,815
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.2% (1.4% OF TOTAL INVESTMENTS)

$       3,440   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,           1/17 at 100.00         BBB     $    3,354,482
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.3% (0.8% OF TOTAL INVESTMENTS)

        2,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,           No Opt. Call           A          2,032,140
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 36.3% (23.3% OF TOTAL INVESTMENTS)

        1,000   Ansonia Local School District, Darke County, Ohio, General           12/10 at 102.00         Aaa          1,066,760
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22 -
                 MBIA Insured

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,023,960
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

                Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345    5.000%, 12/01/21 - MBIA Insured                                     12/12 at 100.00         Aaa          1,406,117
        1,200    5.000%, 12/01/22 - MBIA Insured                                     12/12 at 101.00         Aaa          1,248,300

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,558,500
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,         6/14 at 100.00         AAA          1,058,420
                 Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio, General      12/12 at 100.00         AAA          2,741,154
                 Obligation Bonds, Series 2002, 5.250%, 6/01/21 - FSA Insured

        1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,           6/14 at 100.00         AAA          1,046,430
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 FSA Insured

        1,200   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+          1,259,208
                 5.000%, 12/01/21

        1,000   Dayton, Ohio, General Obligation Bonds, Series 2004,                  6/14 at 100.00         AAA          1,066,030
                 5.250%, 12/01/19 - AMBAC Insured

        1,000   Dublin City School District, Franklin, Delaware and Union Counties,  12/13 at 100.00         AAA          1,040,250
                 Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 FSA Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement Bonds,       12/10 at 100.00         Aaa          1,028,500
                 Series 2000A, 5.000%, 12/01/20

        1,195   Fairview Park City School District, Cuyahoga County, Ohio,            6/15 at 100.00         Aaa          1,250,472
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                 MBIA Insured

        1,840   Franklin County, Ohio, General Obligation Bonds, Series 2007,        12/17 at 100.00         AAA          1,936,232
                 5.000%, 12/01/28

        1,300   Franklin County, Ohio, Limited Tax General Obligation Refunding      12/08 at 102.00         AAA          1,350,609
                 Bonds, Series 1993, 5.375%, 12/01/20

        6,650   Hamilton City School District, Ohio, General Obligation Bonds,        6/17 at 100.00         AAA          6,932,958
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

          125   Hamilton City School District, Ohio, General Obligation Bonds,        6/17 at 100.00         AAA            141,413
                 Series 2007, Drivers 1766, 7.230%, 12/01/34 - FSA Insured (IF)

        1,850   Hilliard School District, Franklin County, Ohio, General Obligation  12/15 at 100.00         AAA          1,932,529
                 Bonds, School Construction, Series 2005, 5.000%, 12/01/26 -
                 MBIA Insured

        3,000   Hilliard School District, Franklin County, Ohio, General Obligation  12/16 at 100.00         AAA          3,156,330
                 Bonds, Series 2006A, 5.000%, 12/01/25 - MBIA Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,204,463
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

          800   Lakewood City School District, Cuyahoga County, Ohio, General        12/17 at 100.00         AAA            843,888
                 Obligation Bonds, Series 2007, 5.000%, 12/01/25 (WI/DD,
                 Settling 8/09/07) - FGIC Insured

        2,000   Louisville City School District, Ohio, General Obligation Bonds,     12/11 at 100.00         Aaa          2,057,080
                 Series 2001, 5.000%, 12/01/29 - FGIC Insured

          505   Marysville Exempted School District, Union County, Ohio, General     12/15 at 100.00         AAA            528,967
                 Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured

        1,515   Massillon City School District, Ohio, General Obligation Bonds,      12/12 at 100.00         Aaa          1,597,249
                 Series 2003, 5.250%, 12/01/21 - MBIA Insured


                                       37

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         640   New Albany Plain Local School District, Franklin County, Ohio,        6/12 at 100.00         Aaa     $      684,557
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/17 -
                 FGIC Insured

        1,000   Newark City School District, Licking County, Ohio, General           12/15 at 100.00         AAA          1,042,480
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured

        3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,          2/13 at 100.00         AA+          3,109,320
                 Series 2003F, 5.000%, 2/01/23

        1,510   Painesville City School District, Ohio, General Obligation Bonds,    12/14 at 100.00         AAA          1,584,503
                 Series 2004, 5.000%, 12/01/22 - FGIC Insured

        1,155   Perry Local School District, Allen County, Ohio, General Obligation  12/11 at 101.00         AAA          1,222,059
                 Bonds, Series 2001, 5.250%, 12/01/25 - AMBAC Insured

          280   Plain Local School District, Franklin and Licking Counties, Ohio,     6/11 at 100.00         Aaa            299,958
                 General Obligation Bonds, Series 2000, 6.000%, 12/01/20 -
                 FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          1,486,240
                 5.000%, 12/01/27 - FGIC Insured

        2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          2,069,480
                 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various           12/07 at 101.00         Aa1             71,517
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

                Warren City School District, Trumbull County, Ohio, General
                Obligation Bonds, Series 2004:
        2,515    5.000%, 12/01/20 - FGIC Insured                                      6/14 at 100.00         AAA          2,631,771
        1,170    5.000%, 12/01/22 - FGIC Insured                                      6/14 at 100.00         AAA          1,224,323

        1,000   West Chester Township, Butler County, Ohio, General Obligation       12/13 at 100.00         Aaa          1,032,960
                 Bonds, Series 2003, 5.000%, 12/01/28 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation Improvement       12/08 at 101.00         Aaa          1,032,260
                 and Refunding Bonds, Series 1997, 5.550%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
       53,570   Total Tax Obligation/General                                                                             55,967,247
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 14.2% (9.1% OF TOTAL INVESTMENTS)

        1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,        6/14 at 100.00         AAA          1,427,914
                 Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

        3,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation     12/15 at 100.00         AAA          3,114,720
                 Bonds, Convention Facilities Authority, Series 2005,
                 5.000%, 12/01/27 - AMBAC Insured

                Hamilton County Convention Facilities Authority, Ohio, First Lien
                Revenue Bonds, Series 2004:
        1,085    5.000%, 12/01/18 - FGIC Insured                                      6/14 at 100.00         AAA          1,138,404
        2,600    5.000%, 12/01/33 - FGIC Insured                                      6/14 at 100.00         AAA          2,677,896

        4,600   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006,     12/16 at 100.00         Aaa          4,793,016
                 5.000%, 12/01/32 - AMBAC Insured

        1,000   Hudson City School District, Ohio, Certificates of Participation,     6/14 at 100.00         Aaa          1,031,150
                 Series 2004, 5.000%, 6/01/26 - MBIA Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                     4/12 at 100.00         AAA          1,066,640
        1,000    5.500%, 10/01/17 - AMBAC Insured                                     4/12 at 100.00         AAA          1,062,700

          800   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            834,344
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        2,645   Ohio State Building Authority, State Facilities Bonds, Adult          4/14 at 100.00         AAA          2,843,058
                 Correctional Building Fund Project, Series 2004A,
                 5.250%, 4/01/15 - MBIA Insured

        1,000   Ohio, State Appropriation Lease Bonds, Mental Health Capital          6/13 at 100.00          AA          1,052,900
                 Facilities, Series 2003B-II, 5.000%, 6/01/16

        3,430   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            898,146
                 Bonds, Series 2005A, 0.000%, 7/01/35 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,540   Total Tax Obligation/Limited                                                                             21,940,888
------------------------------------------------------------------------------------------------------------------------------------


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.1% (2.7% OF TOTAL INVESTMENTS)

$       3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International      12/13 at 100.00          AA     $    3,079,350
                 Airport, Series 2003C, 5.250%, 12/01/23 - RAAI Insured
                 (Alternative Minimum Tax)

        1,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International         No Opt. Call         AAA          1,062,110
                 Airport, Series 2005B, 5.000%, 12/01/14 - XLCA Insured

        2,000   Ohio Turnpike Commission, Revenue Refunding Bonds,                      No Opt. Call         AAA          2,233,080
                 Series 1998A, 5.500%, 2/15/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,000   Total Transportation                                                                                      6,374,540
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 35.4% (22.7% OF TOTAL INVESTMENTS) (4)

                Butler County, Ohio, General Obligation Judgment Bonds, Series 2002:
        2,030    5.250%, 12/01/21 (Pre-refunded 12/01/12)                            12/12 at 101.00     Aa3 (4)          2,184,848
        2,140    5.250%, 12/01/22 (Pre-refunded 12/01/12)                            12/12 at 101.00     Aa3 (4)          2,303,239

                Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        3,510    5.000%, 12/01/18 (Pre-refunded 6/01/11)                              6/11 at 100.00     AA+ (4)          3,654,296
        3,000    5.000%, 12/01/19 (Pre-refunded 6/01/11)                              6/11 at 100.00     AA+ (4)          3,123,330
        1,000    5.000%, 12/01/20 (Pre-refunded 6/01/11)                              6/11 at 100.00     AA+ (4)          1,041,110

          420   Cleveland, Ohio, Waterworks Revenue Refunding and Improvement         1/08 at 101.00         AAA            426,359
                 Bonds, Series 1998I, 5.000%, 1/01/28 (Pre-refunded 1/01/08) -
                 FSA Insured

        1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,        6/09 at 101.00         AAA          1,245,320
                 Series 1999, 4.875%, 12/01/24 (Pre-refunded 6/01/09) -
                 AMBAC Insured

          800   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc. Project,    12/07 at 100.00         AAA            822,344
                 Series 1979, 7.500%, 6/01/09 (ETM)

        2,000   Garfield Heights City School District, Cuyahoga County, Ohio,        12/11 at 100.00         Aaa          2,095,340
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26 (Pre-refunded 12/15/11) - MBIA Insured

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue     10/08 at 101.00     BBB (4)          1,031,950
                 Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23
                 (Pre-refunded 10/01/08)

        2,110   Hamilton County, Ohio, Sewer System Revenue and Improvement           6/10 at 101.00         AAA          2,239,427
                 Bonds, Metropolitan Sewer District of Greater Cincinnati,
                 Series 2000A, 5.750%, 12/01/25 (Pre-refunded 6/01/10) -
                 MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School            12/10 at 101.00         AAA          1,069,440
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24
                 (Pre-refunded 12/01/10) - FGIC Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited Tax      6/11 at 100.00         Aaa          2,093,960
                 General Obligation School Improvement and Refunding Bonds,
                 Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

          760   Middletown City School District, Butler County, Ohio, General        12/13 at 100.00         Aaa            808,009
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25
                 (Pre-refunded 12/01/13) - FGIC Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00       A (4)          3,245,790
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,260   Morgan Local School District, Morgan, Muskingum and Washington       12/10 at 101.00      AA (4)          1,349,536
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 2000, 5.750%, 12/01/22
                 (Pre-refunded 12/01/10)

          460   New Albany Plain Local School District, Franklin County, Ohio,        6/12 at 100.00         Aaa            493,681
                 General Obligation Bonds, Series 2002, 5.500%, 12/01/17
                 (Pre-refunded 6/01/12) - FGIC Insured

        4,315   Ohio Capital Corporation for Housing, FHA-Insured Section 8           2/09 at 102.00     N/R (4)          4,530,275
                 Assisted Mortgage Loan Revenue Refunding Bonds,
                 Series 1999G, 5.950%, 2/01/24 (Pre-refunded 2/01/09)

                Olentangy Local School District, Delaware and Franklin Counties,
                Ohio, General Obligation Bonds, Series 2004A:
        1,315    5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured               6/14 at 100.00         AAA          1,421,752
        3,380    5.250%, 12/01/24 (Pre-refunded 6/01/14) - FGIC Insured               6/14 at 100.00         AAA          3,654,388

        6,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00     N/R (4)          6,172,500
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)

        1,000   Princeton City School District, Butler County, Ohio, General         12/13 at 100.00         AAA          1,063,170
                 Obligation Bonds, Series 2003, 5.000%, 12/01/30
                 (Pre-refunded 12/01/13) - MBIA Insured


                                       39

NUO

Nuveen Ohio Quality Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,670   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00      A- (4)     $    1,812,902
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30 (Pre-refunded 11/15/10)

        2,830   Springfield Township, Hamilton County, Ohio, Various Purpose         12/11 at 100.00     Aa3 (4)          2,991,791
                 Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27 (Pre-refunded 12/01/11)

        1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding and        10/10 at 100.00      A3 (4)          1,612,500
                 Improvement Bonds, Trinity Health System, Series 2000,
                 6.375%, 10/01/20 (Pre-refunded 10/01/10)

        2,000   Westerville City School District, Franklin and Delaware Counties,     6/11 at 100.00         AAA          2,085,120
                 Ohio, Various Purpose General Obligation Bonds, Series 2001,
                 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       51,710   Total U.S. Guaranteed                                                                                    54,572,377
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.3% (4.7% OF TOTAL INVESTMENTS)

        4,000   American Municipal Power Ohio Inc., Wadsworth, Electric System        2/12 at 100.00         Aaa          4,129,240
                 Improvement Revenue Bonds, Series 2002, 5.000%, 2/15/22 -
                 MBIA Insured

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,               10/07 at 102.00         Aaa          3,063,030
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)

          800   Ohio Municipal Electric Generation Agency, Beneficial Interest          No Opt. Call         AAA            289,216
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2001, 0.000%, 2/15/29 - MBIA Insured

        2,000   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA          2,083,080
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        1,600   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/08 at 102.00         N/R          1,618,752
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,400   Total Utilities                                                                                          11,183,318
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.0% (2.0% OF TOTAL INVESTMENTS)

        1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding            No Opt. Call         AAA          1,119,710
                 and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 -
                 MBIA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding          1/08 at 100.00         AAA             40,295
                 and Improvement Bonds, Series 1996H, 5.750%, 1/01/26 -
                 MBIA Insured

          580   Cleveland, Ohio, Waterworks Revenue Refunding and Improvement         1/08 at 101.00         AAA            587,702
                 Bonds, Series 1998I, 5.000%, 1/01/28 - FSA Insured

        1,220   Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005,        10/15 at 100.00         Aaa          1,311,207
                 5.250%, 10/01/22 - FSA Insured

        1,500   Ohio Water Development Authority, Water Pollution Control Loan        6/15 at 100.00         AAA          1,573,695
                 Fund Revenue Bonds, Water Quality Project, Series 2005B,
                 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
        4,340   Total Water and Sewer                                                                                     4,632,609
------------------------------------------------------------------------------------------------------------------------------------
$     233,335   Total Long-Term Investments (cost $233,545,636) - 155.4%                                                239,394,334
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5% (0.2% OF TOTAL INVESTMENTS)

$         800   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            800,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490%, 12/01/15 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $800,000)                                                                800,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $234,345,636) - 155.9%                                                          240,194,334
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.9)%                                                                      (10,670,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.0%                                                                      1,527,993
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.0)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  154,052,327
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $2,500,000            Pay   3-Month USD-LIBOR        5.227%   Semi-Annually    2/21/08       2/21/30      $(141,307)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to SFAS No. 140.

                                 See accompanying notes to financial statements.

NXI

Nuveen Ohio Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.7% (1.1% OF TOTAL INVESTMENTS)

$       1,035   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,048,848
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 15.2% (9.8% OF TOTAL INVESTMENTS)

        1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue         8/15 at 100.00         AAA          1,210,517
                 Bonds, Euclid Avenue Housing Corporation - Fenn Tower Project,
                 Series 2005, 5.000%, 8/01/23 - AMBAC Insured

          700   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            714,868
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          2,719,033
                 Ohio Northern University, Series 2002, 5.000%, 5/01/22

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa2            506,770
                 Wittenberg University, Series 2005, 5.000%, 12/01/24

        2,000   Ohio Higher Educational Facilities Commission, General Revenue       12/16 at 100.00         AAA          2,088,580
                 Bonds, University of Dayton, 2006 Project, Series 2006,
                 5.000%, 12/01/30 - AMBAC Insured

          500   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa            522,855
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,760   Ohio University at Athens, Subordinate Lien General Receipts          6/14 at 100.00         AAA          1,841,717
                 Bonds, Series 2004, 5.000%, 12/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,275   Total Education and Civic Organizations                                                                   9,604,340
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 14.6% (9.3% OF TOTAL INVESTMENTS)

                Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati
                Children's Medical Center Project, Series 2006K:
        2,100    4.375%, 5/15/32 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          2,172,303
        1,690    5.000%, 5/15/31 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          1,586,673

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         AA-          1,192,543
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA          2,018,406
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                 AMBAC Insured

          330   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,      5/16 at 100.00          A-            341,837
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          1,007,610
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          335   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-            355,760
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30

          500   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health     11/16 at 100.00          A-            509,345
                 System Group, Series 2006, 5.250%, 11/15/36

------------------------------------------------------------------------------------------------------------------------------------
        9,005   Total Health Care                                                                                         9,184,477
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.7% (3.7% OF TOTAL INVESTMENTS)

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue             4/11 at 102.00         Aa2          2,990,327
                 Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY (continued)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna
                Homes, Series 2006M:
$         310    4.450%, 10/01/09 (Alternative Minimum Tax)                             No Opt. Call         Aaa     $      309,811
          340    4.900%, 6/20/48 (Alternative Minimum Tax)                            6/16 at 102.00         AAA            325,149

------------------------------------------------------------------------------------------------------------------------------------
        3,535   Total Housing/Multifamily                                                                                 3,625,287
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.0% (1.9% OF TOTAL INVESTMENTS)

          380   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa            391,617
                 Program Residential Mortgage Revenue Bonds, Series 2000C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)

          915   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa            946,668
                 Program Residential Mortgage Revenue Bonds, Series 2000D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa             45,072
                 Program Residential Mortgage Revenue Bonds, Series 2000F,
                 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa            498,245
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,840   Total Housing/Single Family                                                                               1,881,602
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 4.9% (3.2% OF TOTAL INVESTMENTS)

          390   Cleveland-Cuyahoga County Port Authority, Ohio, Development          11/15 at 100.00         N/R            389,423
                 Revenue Bonds, Bond Fund Program - Columbia National Group
                 Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)

          880   Ohio State Water Development Authority, Solid Waste Revenue           7/12 at 100.00          B+            875,160
                 Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding             No Opt. Call        Baa2          1,140,120
                 Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21

          700   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue    7/17 at 102.00         N/R            700,126
                 Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,970   Total Industrials                                                                                         3,104,829
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,495   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,           1/17 at 100.00         BBB          1,457,834
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 25.6% (16.4% OF TOTAL INVESTMENTS)

        1,000   Bay Village City School District, Ohio, General Obligation Unlimited 12/10 at 100.00         Aa2          1,023,960
                 Tax School Improvement Bonds, Series 2001, 5.000%, 12/01/25

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,558,500
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

          500   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+            524,670
                 5.000%, 12/01/21

        1,355   Franklin County, Ohio, General Obligation Bonds, Series 2007,        12/17 at 100.00         AAA          1,427,018
                 5.000%, 12/01/27

        2,550   Hamilton City School District, Ohio, General Obligation Bonds,        6/17 at 100.00         AAA          2,658,503
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

          430   Lakewood City School District, Cuyahoga County, Ohio, General        12/17 at 100.00         AAA            450,666
                 Obligation Bonds, Series 2007, 5.000%, 12/01/30 (WI/DD,
                 Settling 8/09/07) - FGIC Insured

        1,005   Marysville Exempted School District, Union County, Ohio, General     12/15 at 100.00         AAA          1,052,697
                 Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured

        2,000   Ohio, General Obligation Higher Education Capital Facilities Bonds,   2/11 at 100.00         AA+          2,057,160
                 Series 2001A, 5.000%, 2/01/20

        1,275   Sycamore Community School District, Hamilton County, Ohio,           12/09 at 101.00         AAA          1,308,737
                 Unlimited Tax General Obligation School Improvement Bonds,
                 Series 1999, 5.000%, 12/01/23 - MBIA Insured

        2,415   Troy City School District, Miami County, Ohio, General Obligation    12/14 at 100.00         Aaa          2,507,132
                 Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured


                                       43

NXI

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,485   West Chester Township, Butler County, Ohio, Various Purpose          11/11 at 101.00         Aaa     $    1,591,668
                 Limited Tax General Obligation Refunding Bonds, Series 2001,
                 5.500%, 12/01/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,515   Total Tax Obligation/General                                                                             16,160,711
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 15.8% (10.2% OF TOTAL INVESTMENTS)

        2,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation     12/15 at 100.00         AAA          2,076,480
                 Bonds, Convention Facilities Authority, Series 2005,
                 5.000%, 12/01/27 - AMBAC Insured

                Hamilton County Convention Facilities Authority, Ohio, First Lien
                Revenue Bonds, Series 2004:
        1,415    5.000%, 12/01/21 - FGIC Insured                                      6/14 at 100.00         AAA          1,476,001
        1,000    5.000%, 12/01/33 - FGIC Insured                                      6/14 at 100.00         AAA          1,029,960

        2,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006,     12/16 at 100.00         Aaa          2,083,920
                 5.000%, 12/01/32 - AMBAC Insured

          345   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            359,811
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds, Adult          4/15 at 100.00         AAA          1,046,250
                 Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

          950   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            248,758
                 Bonds, Series 2005A, 0.000%, 7/01/35 - AMBAC Insured

          400   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA            150,204
                 Revenue Bonds, Series 2005C, 0.000%, 7/01/28 -
                 AMBAC Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan   10/10 at 101.00        BBB+          1,504,818
                 Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
       10,510   Total Tax Obligation/Limited                                                                              9,976,202
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.3% (2.1% OF TOTAL INVESTMENTS)

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,                2/11 at 100.00          AA          2,090,660
                 5.500%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 50.7% (32.6% OF TOTAL INVESTMENTS) (4)

        1,700   Cincinnati, Ohio, Water System Revenue Bonds, Series 2001,            6/11 at 100.00     AA+ (4)          1,777,401
                 5.125%, 12/01/21 (Pre-refunded 6/01/11)

        1,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          1,101,610
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15
                 (Pre-refunded 12/01/14) - FSA Insured

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds,           7/11 at 101.00     N/R (4)          1,121,540
                 Ohio Presbyterian Retirement Services, Series 2001A,
                 7.125%, 7/01/29 (Pre-refunded 7/01/11)

        1,965   Franklin County, Worthington, Ohio, Various Purpose Unlimited Tax    12/11 at 100.00      AA (4)          2,087,066
                 General Obligation Bonds, Series 2001, 5.375%, 12/01/21
                 (Pre-refunded 12/01/11)

        1,470   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue     10/08 at 101.00     BBB (4)          1,516,129
                 Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
                 (Pre-refunded 10/01/08)

        1,000   Lakewood City School District, Cuyahoga County, Ohio, General        12/14 at 100.00         AAA          1,085,790
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16
                 (Pre-refunded 12/01/14) - FSA Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited Tax      6/11 at 100.00         Aaa          2,093,960
                 General Obligation School Improvement and Refunding Bonds,
                 Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            966,129
                 Series 2001, 5.500%, 12/01/18 (Pre-refunded 12/01/10) -
                 AMBAC Insured


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,000   Medina City School District, Medina County, Ohio, Unlimited Tax      12/09 at 100.00         AAA     $    1,033,050
                 General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) -
                 FGIC Insured

        1,000   Middletown City School District, Butler County, Ohio, General        12/13 at 100.00         Aaa          1,063,170
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25
                 (Pre-refunded 12/01/13) - FGIC Insured

        1,000   Nordonia Hills City School District, Ohio, School Improvement        12/10 at 101.00         AAA          1,060,130
                 Bonds, Series 2000, 5.450%, 12/01/25 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/11 at 101.00      AA (4)          2,125,460
                 Denison University, Series 2001, 5.200%, 11/01/26
                 (Pre-refunded 11/01/11)

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/10 at 101.00         AAA          1,061,680
                 University of Dayton, Series 2000, 5.500%, 12/01/25
                 (Pre-refunded 12/01/10) - AMBAC Insured

        1,900   Olentangy Local School District, Delaware and Franklin Counties,      6/14 at 100.00         AAA          2,054,242
                 Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/23
                 (Pre-refunded 6/01/14) - FGIC Insured

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13 (Pre-refunded 11/01/08)                            11/08 at 101.00      A- (4)          2,311,290
        2,000    5.375%, 11/01/29 (Pre-refunded 11/01/08)                            11/08 at 101.00     N/R (4)          2,057,500

        2,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          2,108,540
                 6.000%, 8/01/16 (Pre-refunded 8/01/09) - FSA Insured

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00      A- (4)            721,904
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

        1,250   Swanton Local School District, Fulton County, Ohio, General          12/11 at 101.00         AAA          1,332,088
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25
                 (Pre-refunded 12/01/11) - FGIC Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,               6/12 at 100.00      A+ (4)          2,915,346
                 Series 2002F, 5.375%, 6/01/19 (Pre-refunded 6/01/12)

          400   Westerville City School District, Franklin and Delaware Counties,     6/11 at 100.00         AAA            417,024
                 Ohio, Various Purpose General Obligation Bonds, Series 2001,
                 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,245   Total U.S. Guaranteed                                                                                    32,011,049
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.9% (5.7% OF TOTAL INVESTMENTS)

        1,440   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          1,512,130
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

        2,000   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,051,220
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,000   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA          1,040,380
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/21 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/08 at 102.00         N/R          1,011,720
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,440   Total Utilities                                                                                           5,615,450
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NXI

Nuveen Ohio Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS July 31, (2007)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 3.9% (2.5% OF TOTAL INVESTMENTS)

$       2,375   Ohio Water Development Authority, Revenue Bonds, Water               12/13 at 100.00         Aaa     $    2,469,121
                 Development Community Assistance Program, Series 2003,
                 5.000%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      95,240   Total Investments (cost $95,591,814) - 155.6%                                                            98,230,410
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.7)%                                                                       (4,220,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        103,460
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.1)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  63,113,870
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2007:
                                     FUND                                       FIXED RATE                               UNREALIZED
                  NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE    TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)          DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $2,000,000            Pay  3-Month USD-LIBOR        5.227%   Semi-Annually    2/21/08        2/21/30      $(113,046)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to SFAS No. 140.

                                 See accompanying notes to financial statements.

NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.8% (5.5% OF TOTAL INVESTMENTS)

$       3,000   Ohio State Sewage and Solid Waste Disposal Facilities, Revenue       11/11 at 100.00           A     $    3,121,109
                 Bonds, Anheuser-Busch Project, Series 2001, 5.500%, 11/01/35
                 (Alternative Minimum Tax)

          905   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            917,109
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        3,905   Total Consumer Staples                                                                                    4,038,218
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 14.5% (9.1% OF TOTAL INVESTMENTS)

        1,345   Bowling Green State University, Ohio, General Receipts Bonds,         6/13 at 100.00         AAA          1,422,660
                 Series 2003, 5.250%, 6/01/18 - AMBAC Insured

          450   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            459,558
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,000   Ohio Higher Educational Facilities Commission, General Revenue       12/16 at 100.00         AAA          1,044,290
                 Bonds, University of Dayton, 2006 Project, Series 2006,
                 5.000%, 12/01/30 - AMBAC Insured

        1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa2          1,095,896
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

          250   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa            261,428
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA          1,038,330
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,245   University of Cincinnati, Ohio, General Receipts Bonds,               6/14 at 100.00         AAA          1,305,071
                 Series 2004D, 5.000%, 6/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,340   Total Education and Civic Organizations                                                                   6,627,233
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 27.1% (17.0% OF TOTAL INVESTMENTS)

          725   Akron, Bath and Copley Joint Township Hospital District, Ohio,          No Opt. Call        Baa1            727,777
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.000%, 11/15/08

                Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati
                Children's Medical Center Project, Series 2006K:
        1,600    4.375%, 5/15/32 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          1,655,088
        1,230    5.000%, 5/15/31 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          1,154,798

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          1,040,020
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and Improvement      10/11 at 101.00         AA-          1,922,798
                 Bonds, Catholic Healthcare Partners, Series 2001A,
                 5.400%, 10/01/21

          225   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,      5/16 at 100.00          A-            233,071
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

          700   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA            705,327
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-            706,210
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30

          350   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health     11/16 at 100.00          A-            356,542
                 System Group, Series 2006, 5.250%, 11/15/36


                                       47

NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union    10/11 at 101.00          AA     $    3,880,657
                 Hospital Project, Series 2001, 5.750%, 10/01/26 - RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,015   Total Health Care                                                                                        12,382,288
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.4% (2.1% OF TOTAL INVESTMENTS)

        1,000   Franklin County, Ohio, GNMA Collateralized Multifamily Housing        5/12 at 102.00         Aaa          1,033,110
                 Mortgage Revenue Bonds, Agler Project, Series 2002A,
                 5.550%, 5/20/22 (Alternative Minimum Tax)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          250    4.450%, 10/01/09 (Alternative Minimum Tax)                             No Opt. Call         Aaa            249,848
          250    4.900%, 6/20/48 (Alternative Minimum Tax)                            6/16 at 102.00         AAA            239,080

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Housing/Multifamily                                                                                 1,522,038
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa            996,490
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.5% (1.6% OF TOTAL INVESTMENTS)

          640   Ohio State Water Development Authority, Solid Waste Revenue           7/12 at 100.00          B+            636,480
                 Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

          500   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue    7/17 at 102.00         N/R            500,090
                 Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,140   Total Industrials                                                                                         1,136,570
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.2% (1.4% OF TOTAL INVESTMENTS)

        1,045   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,           1/17 at 100.00         BBB          1,019,021
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 37.6% (23.6% OF TOTAL INVESTMENTS)

        1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation        11/11 at 101.00         Aaa          1,754,485
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

                Cleveland Municipal School District, Cuyahoga County, Ohio,
                General Obligation Bonds, Series 2004:
        1,000    5.000%, 12/01/15 - FSA Insured                                       6/14 at 100.00         AAA          1,060,880
        1,000    5.000%, 12/01/22 - FSA Insured                                       6/14 at 100.00         AAA          1,046,430

          400   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+            419,736
                 5.000%, 12/01/21

        1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,        12/17 at 100.00         AAA          1,053,150
                 5.000%, 12/01/27

        1,905   Hamilton City School District, Ohio, General Obligation Bonds,        6/17 at 100.00         AAA          1,986,058
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

          345   Lakewood City School District, Cuyahoga County, Ohio, General        12/17 at 100.00         AAA            361,581
                 Obligation Bonds, Series 2007, 5.000%, 12/01/30 (WI/DD,
                 Settling 8/09/07) - FGIC Insured

        2,420   Lorain County, Ohio, Limited Tax General Obligation Justice Center   12/12 at 100.00         Aaa          2,583,059
                 Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,005   Marysville Exempted School District, Union County, Ohio, General     12/15 at 100.00         AAA          1,052,697
                 Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured

        2,665   Newark City School District, Licking County, Ohio, General           12/15 at 100.00         AAA          2,778,208
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          2,022,994
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA          1,063,440
                 5.500%, 12/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,400   Total Tax Obligation/General                                                                             17,182,718
------------------------------------------------------------------------------------------------------------------------------------


                                       48

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 19.0% (12.0% OF TOTAL INVESTMENTS)

$         800   Hamilton County Convention Facilities Authority, Ohio, First Lien     6/14 at 100.00         AAA     $      823,968
                 Revenue Bonds, Series 2004, 5.000%, 12/01/33 - FGIC Insured

        1,400   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006,     12/16 at 100.00         Aaa          1,458,744
                 5.000%, 12/01/32 - AMBAC Insured

          250   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            260,733
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds, Adult          4/15 at 100.00         AAA          1,046,250
                 Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        1,500   Ohio, State Appropriation Lease Bonds, Higher Education Capital         No Opt. Call         AAA          1,560,015
                 Facilities, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured

        1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation          12/13 at 100.00          AA          1,147,867
                 Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00        BBB+          1,066,340
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

          620   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            162,347
                 Bonds, Series 2005A, 0.000%, 7/01/35 - AMBAC Insured

          300   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA            112,653
                 Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured

        1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre     12/11 at 100.00         AAA          1,055,410
                 Project, Series 2001, 5.500%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,965   Total Tax Obligation/Limited                                                                              8,694,327
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 32.1% (20.1% OF TOTAL INVESTMENTS) (4)

        2,345   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,          1/10 at 101.00         AAA          2,446,070
                 5.250%, 1/01/18 (Pre-refunded 1/01/10) - FSA Insured

        2,605   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          2,869,693
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15
                 (Pre-refunded 12/01/14) - FSA Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General          12/11 at 100.00         Aaa          1,052,220
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 (Pre-refunded 12/01/11) - MBIA Insured

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue     10/08 at 101.00     BBB (4)          1,031,950
                 Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23
                 (Pre-refunded 10/01/08)

        1,065   Lakewood City School District, Cuyahoga County, Ohio, General        12/14 at 100.00         AAA          1,156,366
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16
                 (Pre-refunded 12/01/14) - FSA Insured

        2,250   Lebanon City School District, Warren County, Ohio, General           12/11 at 100.00         AAA          2,400,908
                 Obligation Bonds, Series 2001, 5.500%, 12/01/21
                 (Pre-refunded 12/01/11) - FSA Insured

        1,710   Marysville Exempted Village School District, Ohio, Certificates       6/15 at 100.00         AAA          1,854,478
                 of Participation, School Facilities Project, Series 2005,
                 5.250%, 12/01/21 (Pre-refunded 6/01/15) - MBIA Insured

        1,050   Olentangy Local School District, Delaware and Franklin Counties,      6/14 at 100.00         AAA          1,150,853
                 Ohio, General Obligation Bonds, Series 2004A,
                 5.500%, 12/01/15 (Pre-refunded 6/01/14) - FGIC Insured

          635   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00      A- (4)            689,337
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
       13,660   Total U.S. Guaranteed                                                                                    14,651,875
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.2% (5.8% OF TOTAL INVESTMENTS)

        2,500   Ohio Air Quality Development Authority, Revenue Refunding Bonds,      5/09 at 101.00         AAA          2,564,025
                 Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 -
                 AMBAC Insured

          595   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA            619,716
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured


                                       49

NBJ

Nuveen Ohio Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$       1,000   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/08 at 102.00         N/R     $    1,011,720
                 Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,095   Total Utilities                                                                                           4,195,461
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 0.6% (0.4% OF TOTAL INVESTMENTS)

          270   Ohio Water Development Authority, Revenue Bonds, Fresh Water         12/11 at 100.00         AAA            279,381
                 Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
$      70,335   Total Investments (cost $71,389,017) - 159.2%                                                            72,725,620
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.9)%                                                                       (3,155,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        123,228
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.5)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  45,693,848
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT JULY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $1,000,000            Pay   3-Month USD-LIBOR        5.227%   Semi-Annually    2/21/08       2/21/30       $(56,523)
====================================================================================================================================

USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVJ

Nuveen Ohio Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS

                                                                   July 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.1% (3.9% OF TOTAL INVESTMENTS)

$       1,945   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,971,024
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.7% (6.2% OF TOTAL INVESTMENTS)

          350   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            357,434
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41

        1,125   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          1,203,199
                 Ohio Northern University, Series 2002, 5.750%, 5/01/16

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa2            506,770
                 Wittenberg University, Series 2005, 5.000%, 12/01/24

        1,000   Ohio Higher Educational Facilities Commission, General Revenue       12/16 at 100.00         AAA          1,044,290
                 Bonds, University of Dayton, 2006 Project, Series 2006,
                 5.000%, 12/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,975   Total Education and Civic Organizations                                                                   3,111,693
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.8% (10.7% OF TOTAL INVESTMENTS)

          360   Akron, Bath and Copley Joint Township Hospital District, Ohio,          No Opt. Call        Baa1            361,379
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.000%, 11/15/08

                Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati
                Children's Medical Center Project, Series 2006K:
        1,100    4.375%, 5/15/32 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          1,137,873
          870    5.000%, 5/15/31 - FGIC Insured (UB)                                  5/16 at 100.00         AAA            816,808

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          1,820,035
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

          160   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,      5/16 at 100.00          A-            165,739
                 Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21

          500   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA            503,805
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          335   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-            355,760
                 Bonds, MedCentral Health System Obligated Group, Series 2000B,
                 6.375%, 11/15/30

          250   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health     11/16 at 100.00          A-            254,673
                 System Group, Series 2006, 5.250%, 11/15/36

------------------------------------------------------------------------------------------------------------------------------------
        5,325   Total Health Care                                                                                         5,416,072
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.1% (0.7% OF TOTAL INVESTMENTS)

                Ohio Housing Finance Agency, FHA-Insured Multifamily Housing
                Mortgage Revenue Bonds, Madonna Homes, Series 2006M:
          150    4.450%, 10/01/09 (Alternative Minimum Tax)                             No Opt. Call         Aaa            149,909
          200    4.900%, 6/20/48 (Alternative Minimum Tax)                            6/16 at 102.00         AAA            191,264

------------------------------------------------------------------------------------------------------------------------------------
          350   Total Housing/Multifamily                                                                                   341,173
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.1% (2.6% OF TOTAL INVESTMENTS)

          180   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa            185,503
                 Program Residential Mortgage Revenue Bonds, Series 2000C,
                 6.050%, 3/01/32 (Alternative Minimum Tax)


                                       51

NVJ

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         565   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa     $      584,555
                 Program Residential Mortgage Revenue Bonds, Series 2000D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities          8/10 at 100.00         Aaa             45,072
                 Program Residential Mortgage Revenue Bonds, Series 2000F,
                 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa            498,245
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,290   Total Housing/Single Family                                                                               1,313,375
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.7% (1.7% OF TOTAL INVESTMENTS)

          480   Ohio State Water Development Authority, Solid Waste Revenue           7/12 at 100.00          B+            477,360
                 Bonds, Allied Waste Industries, Inc., Series 2007A,
                 5.150%, 7/15/15 (Alternative Minimum Tax)

          400   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue    7/17 at 102.00         N/R            400,072
                 Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          880   Total Industrials                                                                                           877,432
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.2% (1.4% OF TOTAL INVESTMENTS)

          745   Hamilton County, Ohio, Health Care Revenue Refunding Bonds,           1/17 at 100.00         BBB            726,479
                 Life Enriching Communities Project, Series 2006A,
                 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 24.8% (15.9% OF TOTAL INVESTMENTS)

          300   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+            314,802
                 5.000%, 12/01/21

        1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,        12/17 at 100.00         AAA          1,053,150
                 5.000%, 12/01/27

        1,275   Hamilton City School District, Ohio, General Obligation Bonds,        6/17 at 100.00         AAA          1,329,251
                 Series 2007, 5.000%, 12/01/34 - FSA Insured (UB)

        1,000   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,038,330
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

          200   Lakewood City School District, Cuyahoga County, Ohio, General        12/17 at 100.00         AAA            210,972
                 Obligation Bonds, Series 2007, 5.000%, 12/01/25 (WI/DD,
                 Settling 8/09/07) - FGIC Insured

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         Aaa          1,320,610
                 5.125%, 12/01/26 - AMBAC Insured

          500   Marysville Exempted School District, Union County, Ohio, General     12/15 at 100.00         AAA            523,730
                 Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured

        1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+          1,033,200
                 Bonds, Series 2001B, 5.000%, 9/15/20

        1,130   Solon, Ohio, General Obligation Refunding and Improvement            12/12 at 100.00         AA+          1,176,839
                 Bonds, Series 2002, 5.000%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
        7,675   Total Tax Obligation/General                                                                              8,000,884
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 25.5% (16.3% OF TOTAL INVESTMENTS)

          600   Hamilton County Convention Facilities Authority, Ohio, First Lien     6/14 at 100.00         AAA            617,976
                 Revenue Bonds, Series 2004, 5.000%, 12/01/33 - FGIC Insured

        1,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2006,     12/16 at 100.00         Aaa          1,041,960
                 5.000%, 12/01/32 - AMBAC Insured

        1,000   Midview Local School District, Lorain County, Ohio, Certificates      5/13 at 100.00           A          1,021,200
                 of Participation, Series 2003, 5.000%, 11/01/30

        1,250   Ohio State Building Authority, State Facilities Bonds, Administrative 4/12 at 100.00         AAA          1,326,563
                 Building Fund Projects, Series 2002A, 5.500%, 4/01/18 -
                 FSA Insured

          200   Ohio State Building Authority, State Facilities Bonds, Administrative 4/15 at 100.00         AAA            208,586
                 Building Fund Projects, Series 2005A, 5.000%, 4/01/25 -
                 FSA Insured

        1,000   Ohio, State Appropriation Lease Bonds, Higher Education Capital         No Opt. Call         AAA          1,040,010
                 Facilities, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,815   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue     No Opt. Call         AAA     $      681,551
                 Bonds, Series 2005C, 0.000%, 7/01/28 - AMBAC Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call         AAA          2,266,177
                 Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,865   Total Tax Obligation/Limited                                                                              8,204,023
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.4% (3.4% OF TOTAL INVESTMENTS)

        1,550   Ohio Turnpike Commission, Revenue Refunding Bonds,                      No Opt. Call         AAA          1,730,637
                 Series 1998A, 5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 51.9% (33.1% OF TOTAL INVESTMENTS) (4)

        1,000   Canal Winchester Local School District, Franklin and Fairfield       12/08 at 102.00         AAA          1,039,250
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25
                 (Pre-refunded 12/01/08) - FGIC Insured

        1,475   Eaton City School District, Preble County, Ohio, General Obligation  12/12 at 101.00         Aaa          1,622,780
                 Bonds, Series 2002, 5.750%, 12/01/21 (Pre-refunded 12/01/12) -
                 FGIC Insured

        1,300   Granville Exempt Village School District, Ohio, General Obligation   12/11 at 100.00     Aa2 (4)          1,389,869
                 Bonds, Series 2001, 5.500%, 12/01/28 (Pre-refunded 12/01/11)

          500   Hamilton County, Ohio, Healthcare Facilities Improvement Revenue     10/08 at 101.00     BBB (4)            515,690
                 Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
                 (Pre-refunded 10/01/08)

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00     Aa2 (4)          1,074,090
                 5.375%, 12/01/22 (Pre-refunded 12/01/12)

        1,190   Miami East Local School District, Miami County, Ohio, General         6/12 at 100.00         AAA          1,260,305
                 Obligation Bonds, Series 2002, 5.125%, 12/01/29
                 (Pre-refunded 6/01/12) - FSA Insured

        1,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00       A (4)          1,081,930
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               9/11 at 100.00      AA (4)          1,062,070
                 Initiatives, Series 2001, 5.500%, 9/01/12 (Pre-refunded 9/01/11)

        2,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          10/12 at 100.00     AA- (4)          2,151,720
                 Case Western Reserve University, Series 2002B,
                 5.500%, 10/01/22 (Pre-refunded 10/01/12)

        1,000   Ohio State University, General Receipts Bonds, Series 1999A,         12/09 at 101.00      AA (4)          1,054,390
                 5.800%, 12/01/29 (Pre-refunded 12/01/09)

        1,000   Olentangy Local School District, Delaware and Franklin Counties,      6/14 at 100.00         AAA          1,081,180
                 Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21
                 (Pre-refunded 6/01/14) - FGIC Insured

        1,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00     N/R (4)          1,028,750
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)

        1,535   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA          1,622,756
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001, 5.250%, 12/01/20
                 (Pre-refunded 12/01/11) - FGIC Insured

          665   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00      A- (4)            721,904
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)

------------------------------------------------------------------------------------------------------------------------------------
       15,665   Total U.S. Guaranteed                                                                                    16,706,684
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.9% (3.1% OF TOTAL INVESTMENTS)

        1,500   American Municipal Power Ohio Inc., Wadsworth, Electric System        2/12 at 100.00         Aaa          1,575,135
                 Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       53

NVJ

Nuveen Ohio Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS July 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)    RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 0.9% (0.6% OF TOTAL INVESTMENTS)

$         270   Ohio Water Development Authority, Revenue Bonds, Fresh Water         12/11 at 100.00         AAA     $      279,380
                 Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
$      49,035   Total Long-Term Investments (cost $48,701,678) - 156.1%                                                  50,253,991
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.6% (0.4% OF TOTAL INVESTMENTS)

$         200   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1            200,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.490% 12/01/015 - MBIA Insured
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $200,000)                                                                200,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $48,901,678) - 156.7%                                                            50,453,991
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (6.7)%                                                                       (2,165,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        404,684
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  32,193,675
                ====================================================================================================================

FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2007:
                                                                                                                         UNREALIZED
                                                      CONTRACT        NUMBER OF         CONTRACT           VALUE AT    APPRECIATION
COUNTERPARTY                                          POSITION        CONTRACTS       EXPIRATION      JULY 31, 2007   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
U.S. 10-Year Treasury Note                                Long               16             9/07         $1,718,750         $11,702
====================================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the portfolio with a 0.00% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             WI/DD  Purchased on a when-issued or delayed delivery basis.

               (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES

                                                                   July 31, 2007

                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                            (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $260,234,307,
   $171,019,890 and $45,345,066, respectively)                                      $270,215,330      $175,617,230      $46,609,867
Cash                                                                                     676,851           458,944          157,533
Receivables:
   Interest                                                                            3,046,876         2,222,535          541,314
   Investments sold                                                                       15,000            25,000               --
   Variation margin on futures contracts                                                      --                --               --
Other assets                                                                              26,422            10,731            2,602
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                      273,980,479       178,334,440       47,311,316
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                                                --                --               --
Payable for investments purchased                                                             --                --               --
Floating rate obligations                                                              3,870,000         8,105,000          715,000
Unrealized depreciation on forward swaps                                                      --           136,364               --
Accrued expenses:
   Management fees                                                                       142,353            90,254           15,039
   Other                                                                                  81,531            42,552           13,976
Common share dividends payable                                                           604,803           386,913          121,204
Preferred share dividends payable                                                         38,231            15,796            7,103
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                   4,736,918         8,776,879          872,322
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                94,000,000        56,000,000       16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $175,243,561      $113,557,561      $30,438,994
====================================================================================================================================
Common shares outstanding                                                             11,714,953         7,751,048        2,066,391
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                            $      14.96      $      14.65      $     14.73
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $    117,150      $     77,510      $    20,664
Paid-in surplus                                                                      163,945,766       108,391,489       29,267,587
Undistributed (Over-distribution of) net investment income                               (85,440)         (133,697)         (51,915)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                             1,285,062           761,283          (62,143)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                             9,981,023         4,460,976        1,264,801
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $175,243,561      $113,557,561      $30,438,994
====================================================================================================================================
Authorized shares:
   Common                                                                            200,000,000       200,000,000        Unlimited
   Preferred                                                                           1,000,000         1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES (continued)

                                                                   July 31, 2007

                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $234,345,636, $95,591,814,
   $71,389,017 and $48,901,678, respectively)                      $240,194,334      $98,230,410       $72,725,620      $50,453,991
Cash                                                                    530,412               --            15,198          199,210
Receivables:
   Interest                                                           2,601,688        1,090,004           725,792          572,034
   Investments sold                                                          --               --                --               --
   Variation margin on futures contracts                                     --               --                --             3,250
Other assets                                                             21,541            7,649             2,646            7,565
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     243,347,975       99,328,063        73,469,256       51,236,050
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Cash overdraft                                                               --          127,243                --               --
Payable for investments purchased                                       840,072          448,275           359,663          210,018
Floating rate obligations                                            10,670,000        4,220,000         3,155,000        2,165,000
Unrealized depreciation on forward swaps                                141,307          113,046            56,523               --
Accrued expenses:
   Management fees                                                      122,585           34,471            22,582           15,768
   Other                                                                  4,537           24,461            10,332           15,349
Common share dividends payable                                          486,612          228,246           166,602          124,848
Preferred share dividends payable                                        30,535           18,451             4,706           11,392
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                 12,295,648        5,214,193         3,775,408        2,542,375
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               77,000,000       31,000,000        24,000,000       16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $154,052,327      $63,113,870       $45,693,848      $32,193,675
====================================================================================================================================
Common shares outstanding                                             9,746,032        4,244,093         3,121,477        2,158,458
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      15.81      $     14.87       $     14.64      $     14.92
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     97,460      $    42,441       $    31,215      $    21,585
Paid-in surplus                                                     147,811,741       60,269,433        44,255,705       30,541,089
Undistributed (Over-distribution of) net investment income             (293,613)         (98,082)         (125,378)         (76,726)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                              729,348          374,528           252,226          143,712
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                            5,707,391        2,525,550         1,280,080        1,564,015
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $154,052,327      $63,113,870       $45,693,848      $32,193,675
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000        Unlimited         Unlimited        Unlimited
   Preferred                                                          1,000,000        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS

                                                        Year Ended July 31, 2007

                                                                                        MICHIGAN          MICHIGAN         MICHIGAN
                                                                                         QUALITY           PREMIUM         DIVIDEND
                                                                                          INCOME            INCOME        ADVANTAGE
                                                                                            (NUM)             (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                    $13,245,512       $ 8,543,922       $2,265,532
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                        1,713,465         1,086,398          299,141
Preferred shares - auction fees                                                          235,002           139,999           40,000
Preferred shares - dividend disbursing agent fees                                         20,000            20,000           20,000
Shareholders' servicing agent fees and expenses                                           20,949            15,962              671
Interest expense on floating rate obligations                                             63,023           191,126           11,644
Custodian's fees and expenses                                                             63,276            56,060           17,130
Directors'/Trustees' fees and expenses                                                     7,860             4,662            1,256
Professional fees                                                                         21,424            17,173           11,542
Shareholders' reports - printing and mailing expenses                                     39,036            21,785           11,215
Stock exchange listing fees                                                                9,758             9,731              175
Investor relations expense                                                                35,336            22,961            6,266
Other expenses                                                                            28,199            19,643           12,070
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                   2,257,328         1,605,500          431,110
   Custodian fee credit                                                                  (35,441)          (13,877)          (8,980)
   Expense reimbursement                                                                      --                --         (121,857)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                           2,221,887         1,591,623          300,273
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 11,023,625         6,952,299        1,965,259
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                                         2,021,802         1,318,366          397,159
   Forward swaps                                                                              --                --          (50,922)
   Futures                                                                                    --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                        (3,145,750)       (2,008,515)        (641,385)
   Forward swaps                                                                              --          (136,364)          23,573
   Futures                                                                                    --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                               (1,123,948)         (826,513)        (271,575)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                            (2,968,560)       (1,756,872)        (505,441)
From accumulated net realized gains                                                     (232,090)         (174,588)          (4,070)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                       (3,200,650)       (1,931,460)        (509,511)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                   $ 6,699,027       $ 4,194,326       $1,184,173
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS (continued)

                                                        Year Ended July 31, 2007

                                                                           OHIO             OHIO              OHIO             OHIO
                                                                        QUALITY         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $11,363,977      $ 4,613,200        $3,350,839       $2,384,907
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,472,694          604,775           448,660          313,054
Preferred shares - auction fees                                         192,501           77,500            59,999           41,249
Preferred shares - dividend disbursing agent fees                        30,849           10,000            20,000           10,000
Shareholders' servicing agent fees and expenses                          23,089            1,000             1,084              826
Interest expense on floating rate obligations                           158,803           63,026            46,843           32,350
Custodian's fees and expenses                                            36,565           35,045            30,915           21,691
Directors'/Trustees' fees and expenses                                    6,276            2,685             2,158            1,378
Professional fees                                                        19,738           13,717            12,549           11,778
Shareholders' reports - printing and mailing expenses                    27,627           13,359            12,655           10,683
Stock exchange listing fees                                               9,816              361               265              183
Investor relations expense                                               29,411           12,267             9,743            6,698
Other expenses                                                           16,513           14,826            13,191           12,903
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              2,023,882          848,561           658,062          462,793
   Custodian fee credit                                                 (21,538)          (9,628)           (9,985)          (8,870)
   Expense reimbursement                                                     --         (222,582)         (182,768)        (139,898)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,002,344          616,351           465,309          314,025
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 9,361,633        3,996,849         2,885,530        2,070,882
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                        1,187,125          458,042           356,781          233,291
   Forward swaps                                                             --               --                --          (32,854)
   Futures                                                                   --               --                --           34,159
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (2,229,443)        (728,528)         (612,925)        (450,205)
   Forward swaps                                                       (141,307)        (113,046)          (56,523)          15,013
   Futures                                                                   --               --                --          (11,622)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,183,625)        (383,532)         (312,667)        (212,218)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (2,526,574)      (1,023,335)         (788,031)        (530,895)
From accumulated net realized gains                                    (109,526)         (34,050)          (39,456)         (21,569)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (2,636,100)      (1,057,385)         (827,487)        (552,464)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 5,541,908      $ 2,555,932        $1,745,376       $1,306,200
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS

                                          MICHIGAN                           MICHIGAN                            MICHIGAN
                                    QUALITY INCOME (NUM)                PREMIUM INCOME (NMP)              DIVIDEND ADVANTAGE (NZW)
                               ------------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    7/31/07           7/31/06           7/31/07          7/31/06           7/31/07          7/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 11,023,625      $ 11,188,131      $  6,952,299      $ 7,082,116       $ 1,965,259      $ 1,998,909
Net realized gain (loss) from:
   Investments                    2,021,802           879,750         1,318,366          522,482           397,159           25,827
   Forward swaps                         --                --                --               --           (50,922)          36,525
   Futures                               --                --                --               --                --               --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                   (3,145,750)       (6,894,595)       (2,008,515)      (3,676,369)         (641,385)        (863,821)
   Forward swaps                         --                --          (136,364)              --            23,573          (18,351)
   Futures                               --                --                --               --                --               --
Distributions to
   Preferred Shareholders:
   From net investment income    (2,968,560)       (2,438,505)       (1,756,872)      (1,425,891)         (505,441)        (422,322)
   From accumulated net
      realized gains               (232,090)         (204,993)         (174,588)        (177,593)           (4,070)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                6,699,027         2,529,788         4,194,326        2,324,745         1,184,173          756,767
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (8,329,332)       (9,516,815)       (5,530,371)      (6,136,157)       (1,592,223)      (1,790,433)
From accumulated net
   realized gains                  (859,878)       (1,317,932)         (717,747)      (1,135,132)          (16,105)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Common shareholders           (9,189,210)      (10,834,747)       (6,248,118)      (7,271,289)       (1,608,328)      (1,790,433)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --           139,063                --           83,158            40,054           36,099
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --           139,063                --           83,158            40,054           36,099
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares   (2,490,183)       (8,165,896)       (2,053,792)      (4,863,386)         (384,101)        (997,567)
Net assets applicable to
   Common shares at the
   beginning of year            177,733,744       185,899,640       115,611,353      120,474,739        30,823,095       31,820,662
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $175,243,561      $177,733,744      $113,557,561     $115,611,353       $30,438,994      $30,823,095
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                     $    (85,440)     $    209,079      $   (133,697)    $    220,559       $   (51,915)     $    80,490
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)

                                             OHIO                               OHIO                               OHIO
                                     QUALITY INCOME (NUO)             DIVIDEND ADVANTAGE (NXI)          DIVIDEND ADVANTAGE 2 (NBJ)
                               ------------------------------      -----------------------------       -----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    7/31/07           7/31/06           7/31/07          7/31/06           7/31/07          7/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 9,361,633       $ 9,570,771       $ 3,996,849      $ 4,065,899       $ 2,885,530      $ 2,904,214
Net realized gain (loss) from:
   Investments                    1,187,125            61,521           458,042          104,619           356,781          135,984
   Forward swaps                         --                --                --               --                --               --
   Futures                               --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation) of:
   Investments                   (2,229,443)       (4,237,619)         (728,528)      (1,806,156)         (612,925)      (1,423,071)
   Forward swaps                   (141,307)               --          (113,046)              --           (56,523)              --
   Futures                               --                --                --               --                --               --
Distributions to
   Preferred Shareholders:
   From net investment income    (2,526,574)       (2,099,203)       (1,023,335)        (876,328)         (788,031)        (671,536)
   From accumulated net
      realized gains               (109,526)          (76,287)          (34,050)         (18,836)          (39,456)         (22,844)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common
   shares from operations         5,541,908         3,219,183         2,555,932        1,469,198         1,745,376          922,747
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (7,105,832)       (8,294,392)       (3,063,555)      (3,585,882)       (2,156,940)      (2,505,800)
From accumulated
   net realized gains              (409,333)         (528,190)         (131,955)        (142,845)         (137,033)        (149,733)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Common shareholders           (7,515,165)       (8,822,582)       (3,195,510)      (3,728,727)       (2,293,973)      (2,655,533)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions         --           647,482            17,968          122,421                --           38,062
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions            --           647,482            17,968          122,421                --           38,062
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares   (1,973,257)       (4,955,917)         (621,610)      (2,137,108)         (548,597)      (1,694,724)
Net assets applicable to
   Common shares at the
   beginning of year            156,025,584       160,981,501        63,735,480       65,872,588        46,242,445       47,937,169
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $154,052,327      $156,025,584       $63,113,870      $63,735,480       $45,693,848      $46,242,445
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                     $   (293,613)     $    (13,360)      $   (98,082)     $    (7,440)      $  (125,378)     $   (59,814)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                    OHIO
                                                                                                          DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                       -----------------------------
                                                                                                        YEAR ENDED       YEAR ENDED
                                                                                                           7/31/07          7/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                  $ 2,070,882      $ 2,052,181
Net realized gain (loss) from:
   Investments                                                                                             233,291           (2,845)
   Forward swaps                                                                                           (32,854)              --
   Futures                                                                                                  34,159               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                                            (450,205)        (991,042)
   Forward swaps                                                                                            15,013          (15,013)
   Futures                                                                                                 (11,622)          23,324
Distributions to Preferred Shareholders:
   From net investment income                                                                             (530,895)        (464,277)
   From accumulated net realized gains                                                                     (21,569)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                       1,306,200          602,328
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (1,545,319)      (1,709,126)
From accumulated net realized gains                                                                        (76,833)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                               (1,622,152)      (1,709,126)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                                                             3,269            7,208
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                                3,269            7,208
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                            (312,683)      (1,099,590)
Net assets applicable to Common
   shares at the beginning of year                                                                      32,506,358       33,605,948
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                           $32,193,675      $32,506,358
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                                                                                             $   (76,726)     $   (56,331)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund
(NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, Ohio Quality Income (NUO), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2
(NBJ) and Ohio Dividend Advantage 3 (NVJ) had outstanding when-issued/delayed delivery purchase commitments of $840,072, $448,275, $359,663 and $210,018, respectively. There were no such outstanding purchase commitments in Michigan Quality Income Municipal, (NUM), Michigan Premium Income (NMP) and Michigan Dividend Advantage (NZW).

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                           --          840           --
   Series W                                                                           --           --          640
   Series TH                                                                       3,200        1,400           --
   Series F                                                                          560           --           --
-------------------------------------------------------------------------------------------------------------------
Total                                                                              3,760        2,240          640
===================================================================================================================
                                                                       OHIO         OHIO         OHIO         OHIO
                                                                    QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                       (NUO)        (NXI)        (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                             680           --           --           --
   Series T                                                              --           --           --          660
   Series W                                                              --        1,240           --           --
   Series TH                                                          1,400           --           --           --
   Series TH2                                                         1,000           --           --           --
   Series F                                                              --           --          960           --
-------------------------------------------------------------------------------------------------------------------
Total                                                                 3,080        1,240          960          660
===================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended July 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended July 31, 2007, were as follows:

                                          MICHIGAN    MICHIGAN     MICHIGAN         OHIO         OHIO          OHIO          OHIO
                                           QUALITY     PREMIUM     DIVIDEND      QUALITY     DIVIDEND      DIVIDEND      DIVIDEND
                                            INCOME      INCOME    ADVANTAGE       INCOME    ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                              (NUM)       (NMP)        (NZW)        (NUO)        (NXI)         (NBJ)         (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations       $1,622,219  $4,927,192     $299,712   $4,072,603   $1,616,411    $1,201,397      $829,726
Average annual interest rate and fees        3.88%       3.88%        3.89%        3.90%        3.90%         3.90%         3.90%
==================================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                         MICHIGAN QUALITY           MICHIGAN PREMIUM          MICHIGAN DIVIDEND
                                           INCOME (NUM)               INCOME (NMP)             ADVANTAGE (NZW)
                                     ------------------------   -----------------------   ------------------------
                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/07       7/31/06      7/31/07      7/31/06      7/31/07      7/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions             --         8,799           --        5,425        2,587        2,278
==================================================================================================================
                                           OHIO QUALITY              OHIO DIVIDEND              OHIO DIVIDEND
                                           INCOME (NUO)             ADVANTAGE (NXI)           ADVANTAGE 2 (NBJ)
                                     ------------------------   -----------------------   ------------------------
                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        7/31/07       7/31/06      7/31/07      7/31/06      7/31/07      7/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions             --        39,047        1,177        7,448           --        2,436
==================================================================================================================
                                                                                                OHIO DIVIDEND
                                                                                              ADVANTAGE 3 (NVJ)
                                                                                          ------------------------
                                                                                          YEAR ENDED   YEAR ENDED
                                                                                             7/31/07      7/31/06
------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                                 219          458
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2007, were as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Purchases                                                                    $34,535,031  $31,257,280  $ 8,839,306
Sales and maturities                                                          36,677,503   26,855,613    9,053,232
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Purchases                                                      $43,575,138  $19,540,779   $13,780,870  $10,920,245
Sales and maturities                                            35,756,254   13,399,486    10,051,162    9,176,848
===================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Cost of investments                                                         $256,478,401 $162,891,237  $44,881,456
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Cost of investments                                            $223,612,518  $91,278,315  $68,222,989  $46,753,490
===================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                              $10,955,579   $5,312,719   $1,513,568
   Depreciation                                                               (1,088,945)    (691,607)    (500,010)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                    $ 9.866,634   $4,621,112   $1,013,558
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                  $6,961,045   $3,135,958   $1,662,953   $1,767,523
   Depreciation                                                  (1,033,625)    (399,673)    (311,067)    (229,438)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments        $5,927,420   $2,736,285   $1,351,886   $1,538,085
===================================================================================================================

                  The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2007, the Funds' tax year end, were as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                         $  563,630     $307,896     $ 77,768
Undistributed net ordinary income **                                              68,426       12,818           --
Undistributed net long-term capital gains                                      1,411,370      748,463      193,565
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $239,058     $ 64,598     $ 40,409     $ 54,736
Undistributed net ordinary income **                                  8,990        1,814        3,297          217
Undistributed net long-term capital gains                           720,358      372,714      248,931      177,780
===================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 2, 2007, paid on August 1, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended July 31, 2007 and July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
2007                                                                                (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                                 $11,324,987   $7,313,161   $2,109,139
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains ****                            1,091,968      892,335       20,175
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                     $9,691,928   $4,111,327   $2,959,465   $2,078,890
Distributions from net ordinary income **                             8,612           --        1,566       20,184
Distributions from net long-term capital gains ****                 511,427      166,005      174,923       78,218
===================================================================================================================

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
2006                                                                                (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                     $12,059,759   $7,607,421   $2,223,571
Distributions from net ordinary income **                                             --       20,208           --
Distributions from net long-term capital gains                                 1,522,925    1,313,082           --
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
2006                                                                  (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $10,480,603   $4,505,621   $3,209,643   $2,183,862
Distributions from net ordinary income **                               749        8,426          350           --
Distributions from net long-term capital gains                      604,477      161,865      172,587           --
===================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     July 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
AVERAGE DAILY NET ASSETS                           MICHIGAN PREMIUM INCOME (NMP)
(INCLUDING NET ASSETS                                  OHIO QUALITY INCOME (NUO)
ATTRIBUTABLE TO PREFERRED SHARES)                           FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
AVERAGE DAILY NET ASSETS                         OHIO DIVIDEND ADVANTAGE 2 (NBJ)
(INCLUDING NET ASSETS                            OHIO DIVIDEND ADVANTAGE 3 (NVJ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------

For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL(1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL(1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
MARCH 31,                                              MARCH 31,
--------------------------------------------------------------------------------
2001*                        .30%                      2007                 .25%
2002                         .30                       2008                 .20
2003                         .30                       2009                 .15
2004                         .30                       2010                 .10
2005                         .30                       2011                 .05
2006                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
SEPTEMBER 30,                                          SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                        .30%                      2007                 .25%
2002                         .30                       2008                 .20
2003                         .30                       2009                 .15
2004                         .30                       2010                 .10
2005                         .30                       2011                 .05
2006                         .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                            YEAR ENDING
MARCH 31,                                              MARCH 31,
--------------------------------------------------------------------------------
2002*                        .30%                      2008                 .25%
2003                         .30                       2009                 .20
2004                         .30                       2010                 .15
2005                         .30                       2011                 .10
2006                         .30                       2012                 .05
2007                         .30
================================================================================

 * From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 4, 2007, to shareholders of record on August 15, 2007, as follows:

                                                                                MICHIGAN     MICHIGAN     MICHIGAN
                                                                                 QUALITY      PREMIUM     DIVIDEND
                                                                                  INCOME       INCOME    ADVANTAGE
                                                                                    (NUM)        (NMP)        (NZW)
-------------------------------------------------------------------------------------------------------------------
Dividend per share                                                                $.0590       $.0580       $.0615
===================================================================================================================
                                                                      OHIO         OHIO          OHIO         OHIO
                                                                   QUALITY     DIVIDEND      DIVIDEND     DIVIDEND
                                                                    INCOME    ADVANTAGE   ADVANTAGE 2  ADVANTAGE 3
                                                                      (NUO)        (NXI)         (NBJ)        (NVJ)
-------------------------------------------------------------------------------------------------------------------
Dividend per share                                                  $.0595       $.0570        $.0565       $.0595
===================================================================================================================

                        Financial
                        HIGHLIGHTS



          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                              ---------------------------------------------------------------  ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders       Total
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $15.17       $ .94       $(.10)          $(.25)          $(.02)   $ .57       $(.71)     $(.07)     $ (.78)
2006                   15.88         .96        (.52)           (.21)           (.02)     .21        (.81)      (.11)       (.92)
2005                   15.51         .98         .57            (.13)           (.01)    1.41        (.93)      (.11)      (1.04)
2004                   15.14        1.01         .49            (.06)           (.01)    1.43        (.95)      (.11)      (1.06)
2003                   15.48        1.04        (.27)           (.08)           (.01)     .68        (.92)      (.10)      (1.02)

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                   14.92        .90         (.12)           (.23)           (.02)     .53        (.71)      (.09)       (.80)
2006                   15.55        .91         (.40)           (.18)           (.02)     .31        (.79)      (.15)       (.94)
2005                   15.19        .93          .50            (.11)             --     1.32        (.91)      (.05)       (.96)
2004                   15.24        .97          .38            (.04)           (.03)    1.28        (.94)      (.39)      (1.33)
2003                   15.56       1.03         (.37)           (.07)             --      .59        (.91)        --        (.91)
====================================================================================================================================
                                                              Total Returns
                                                          ---------------------
                       Offering                                          Based
                      Costs and    Ending                                   on
                      Preferred    Common                  Based        Common
                          Share     Share    Ending           on     Share Net
                   Underwriting     Asset    Market       Market         Asset
                      Discounts     Value     Value        Value*        Value*
-------------------------------------------------------------------------------
MICHIGAN QUALITY
INCOME (NUM)
-------------------------------------------------------------------------------
Year Ended 7/31:
2007                      $  --    $14.96    $14.16         3.64%         3.77%
2006                         --     15.17     14.41        (2.28)         1.41
2005                         --     15.88     15.67         9.94          9.28
2004                         --     15.51     15.20         5.17          9.52
2003                         --     15.14     15.45         2.40          4.35

MICHIGAN PREMIUM
INCOME (NMP)
-------------------------------------------------------------------------------
Year Ended 7/31:
2007                         --     14.65     13.80         2.16          3.59
2006                         --     14.92     14.27        (3.12)         2.06
2005                         --     15.55     15.68        16.03          8.80
2004                         --     15.19     14.37         5.46          8.56
2003                         --     15.24     14.85         2.64          3.71
===============================================================================
                                                              Ratios/Supplemental Data
              ----------------------------------------------------------------------------------------------------------------------
                                    Ratios to Average Net Assets                   Ratios to Average Net Assets
                                     Applicable to Common Shares                   Applicable to Common Shares
                                     Before Credit/Reimbursement                   After Credit/Reimbursement**
                            --------------------------------------------  ----------------------------------------------
                   Ending
                      Net
                   Assets
               Applicable    Expenses        Expenses              Net     Expenses         Expenses               Net    Portfolio
                to Common   Including       Excluding       Investment    Including        Excluding        Investment     Turnover
              Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)    Interest++(a)       Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007             $175,244        1.26%           1.22%            6.12%        1.24%            1.20%             6.14%          13%
2006              177,734        1.23            1.23             6.17         1.22             1.22              6.19           18
2005              185,900        1.22            1.22             6.13         1.21             1.21              6.14            8
2004              181,114        1.22            1.22             6.44         1.22             1.22              6.45           15
2003              176,186        1.24            1.24             6.56         1.24             1.24              6.57           15

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007              113,558        1.38            1.22             5.97         1.37             1.21              5.98           15
2006              115,611        1.20            1.20             6.03         1.19             1.19              6.03            6
2005              120,475        1.19            1.19             5.97         1.17             1.17              5.98           11
2004              117,529        1.20            1.20             6.28         1.19             1.19              6.30           28
2003              117,418        1.21            1.21             6.49         1.20             1.20              6.50           18
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
--------------------------------------------------------------------------------
MICHIGAN QUALITY
INCOME (NUM)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $94,000       $25,000      $71,607        $3,870      $70,572
2006               94,000        25,000       72,270            --           --
2005               94,000        25,000       74,441            --           --
2004               94,000        25,000       73,169            --           --
2003               94,000        25,000       71,858            --           --

MICHIGAN PREMIUM
INCOME (NMP)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007               56,000        25,000       75,695         8,105       21,920
2006               56,000        25,000       76,612            --           --
2005               56,000        25,000       78,783            --           --
2004               56,000        25,000       77,468            --           --
2003               56,000        25,000       77,419            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  72-73 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:

                                                Investment Operations                                     Less Distributions
                              ---------------------------------------------------------------    -----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                    Net
                   Beginning                              Investment         Capital             Investment    Capital
                      Common                     Net       Income to        Gains to              Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred                 Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-                 Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total     holders    holders        Total
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $14.94       $.95        $(.14)          $(.24)           $ --***   $ .57       $(.77)     $(.01)       $(.78)
2006                   15.44        .97         (.40)           (.20)             --        .37        (.87)        --         (.87)
2005                   14.82        .98          .63            (.11)             --       1.50        (.89)        --         (.89)
2004                   14.30        .99          .47            (.05)             --       1.41        (.89)        --         (.89)
2003                   14.42        .99         (.20)           (.07)             --        .72        (.86)        --         (.86)
====================================================================================================================================
                                                                 Total Returns
                                                             ---------------------
                          Offering                                          Based
                         Costs and    Ending                                   on
                         Preferred    Common                  Based        Common
                             Share     Share    Ending           on     Share Net
                      Underwriting     Asset    Market       Market         Asset
                         Discounts     Value     Value        Value*        Value*
----------------------------------------------------------------------------------
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
----------------------------------------------------------------------------------
Year Ended 7/31:
2007                          $ --    $14.73    $15.10          .46%         3.79%
2006                            --     14.94     15.81         (.47)         2.46
2005                           .01     15.44     16.79        21.34         10.41
2004                            --     14.82     14.65         2.99         10.00
2003                           .02     14.30     15.10         9.19          5.01
==================================================================================
                                                              Ratios/Supplemental Data
               ---------------------------------------------------------------------------------------------------------------------
                                    Ratios to Average Net Assets                      Ratios to Average Net Assets
                                     Applicable to Common Shares                      Applicable to Common Shares
                                       Before Credit/Reimbursement                      After Credit/Reimbursement**
                              ---------------------------------------------  ----------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                $30,439        1.38%           1.35%            5.89%         .96%            .93%            6.31%          19%
2006                 30,823        1.31            1.31             5.92          .83             .83             6.40            8
2005                 31,821        1.27            1.27             5.93          .81             .81             6.39            8
2004                 30,538        1.28            1.28             6.13          .81             .81             6.60            9
2003                 29,443        1.29            1.29             6.15          .82             .82             6.61            2
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
--------------------------------------------------------------------------------
MICHIGAN DIVIDEND
ADVANTAGE (NZW)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $16,000       $25,000      $72,561          $715      $65,950
2006               16,000        25,000       73,161            --           --
2005               16,000        25,000       74,720            --           --
2004               16,000        25,000       72,716            --           --
2003               16,000        25,000       71,005            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

*** Distributions from Capital Gains to Preferred Shareholders rounds to less than $0.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                  74-75 spread

                      Financial
                      HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                              ---------------------------------------------------------------  ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders       Total
---------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY
INCOME (NUO)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $16.01       $ .96      $ (.12)          $(.26)          $(.01)   $ .57      $ (.73)     $(.04)     $ (.77)
2006                   16.58         .98        (.42)           (.22)           (.01)     .33        (.85)      (.05)       (.90)
2005                   16.21        1.02         .49            (.12)             --     1.39        (.98)      (.04)      (1.02)
2004                   16.17        1.07         .25            (.06)           (.01)    1.25       (1.00)      (.21)      (1.21)
2003                   16.36        1.10        (.22)           (.08)             --      .80        (.99)        --        (.99)

OHIO DIVIDEND
ADVANTAGE (NXI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                   15.02         .94        (.09)           (.24)           (.01)     .60        (.72)      (.03)       (.75)
2006                   15.55         .96        (.40)           (.21)             --      .35        (.85)      (.03)       (.88)
2005                   15.05        1.00         .57            (.11)             --     1.46        (.96)        --        (.96)
2004                   14.66        1.04         .40            (.06)             --     1.38        (.97)      (.02)       (.99)
2003                   14.83        1.05        (.23)           (.07)             --      .75        (.92)      (.01)       (.93)
=================================================================================================================================
                                                               Total Returns
                                                           ---------------------
                        Offering                                          Based
                       Costs and    Ending                                   on
                       Preferred    Common                  Based        Common
                           Share     Share    Ending           on     Share Net
                    Underwriting     Asset    Market       Market         Asset
                       Discounts     Value     Value        Value*        Value*
--------------------------------------------------------------------------------
OHIO QUALITY
INCOME (NUO)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007                        $ --    $15.81    $14.43        (4.25)%        3.56%
2006                          --     16.01     15.83        (1.36)         2.10
2005                          --     16.58     16.96        10.25          8.70
2004                          --     16.21     16.30         2.59          7.87
2003                          --     16.17     17.04        (3.15)         4.84

OHIO DIVIDEND
ADVANTAGE (NXI)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007                          --     14.87     14.39          .52          4.02
2006                          --     15.02     15.05        (6.53)         2.32
2005                          --     15.55     17.00        21.79          9.87
2004                          --     15.05     14.80        10.70          9.54
2003                         .01     14.66     14.26         (.04)         5.09
================================================================================
                                                                Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                      Ratios to Average Net Assets
                                       Applicable to Common Shares                      Applicable to Common Shares
                                       Before Credit/Reimbursement                      After Credit/Reimbursement**
                              ---------------------------------------------  ----------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007               $154,052        1.29%           1.19%            5.94%        1.27%           1.17%            5.95%         15%
2006                156,026        1.20            1.20             6.05         1.19            1.19             6.06           9
2005                160,982        1.19            1.19             6.16         1.18            1.18             6.17          14
2004                156,634        1.20            1.20             6.46         1.19            1.19             6.47          31
2003                155,412        1.22            1.22             6.59         1.22            1.22             6.60          12

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                 63,114        1.32            1.22             5.85          .96             .86             6.21          14
2006                 63,735        1.21            1.21             5.85          .76             .76             6.30           6
2005                 65,873        1.21            1.21             6.00          .76             .76             6.46          14
2004                 63,642        1.20            1.20             6.41          .75             .75             6.86          10
2003                 61,924        1.23            1.23             6.52          .78             .78             6.97           6
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
--------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $77,000       $25,000      $75,017       $10,670      $22,654
2006               77,000        25,000       75,658            --           --
2005               77,000        25,000       77,267            --           --
2004               77,000        25,000       75,855            --           --
2003               77,000        25,000       75,458            --           --

OHIO DIVIDEND ADVANTAGE (NXI)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007               31,000        25,000       75,898         4,220       23,302
2006               31,000        25,000       76,400            --           --
2005               31,000        25,000       78,123            --           --
2004               31,000        25,000       76,324            --           --
2003               31,000        25,000       74,938            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

                      Financial
                      HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:

                                                 Investment Operations                                  Less Distributions
                              ---------------------------------------------------------------  ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                  Net
                   Beginning                              Investment         Capital           Investment    Capital
                      Common                     Net       Income to        Gains to            Income to   Gains to
                       Share         Net   Realized/       Preferred       Preferred               Common     Common
                   Net Asset  Investment  Unrealized          Share-          Share-               Share-     Share-
                       Value      Income  Gain (Loss)        holders+        holders+   Total     holders    holders       Total
---------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                  $14.81       $ .92       $(.10)          $(.25)          $(.01)   $ .56       $(.69)     $(.04)     $(.73)
2006                   15.37         .93        (.41)           (.22)           (.01)     .29        (.80)      (.05)      (.85)
2005                   14.85         .95         .61            (.12)             --     1.44        (.90)      (.02)      (.92)
2004                   14.31         .99         .53            (.06)             --     1.46        (.92)        --       (.92)
2003                   14.48        1.00        (.23)           (.08)             --      .69        (.87)        --       (.87)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                   15.06         .96        (.08)           (.25)           (.01)     .62        (.72)      (.04)      (.76)
2006                   15.57         .95        (.45)           (.22)             --      .28        (.79)        --       (.79)
2005                   14.93         .95         .69            (.11)             --     1.53        (.87)      (.02)      (.89)
2004                   14.48         .96         .51            (.06)           (.01)    1.40        (.88)      (.07)      (.95)
2003                   14.83         .97        (.29)           (.07)           (.01)     .60        (.88)      (.06)      (.94)
=================================================================================================================================
                                                                Total Returns
                                                            ---------------------
                         Offering                                          Based
                        Costs and    Ending                                   on
                        Preferred    Common                  Based        Common
                            Share     Share    Ending           on     Share Net
                     Underwriting     Asset    Market       Market         Asset
                        Discounts     Value     Value        Value*        Value*
---------------------------------------------------------------------------------
OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------------------------
Year Ended 7/31:
2007                         $ --    $14.64    $13.80        (1.26)%        3.80%
2006                           --     14.81     14.70          .35          1.96
2005                           --     15.37     15.48        11.63          9.90
2004                           --     14.85     14.70         9.60         10.33
2003                          .01     14.31     14.26         3.17          4.74

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------------------------
Year Ended 7/31:
2007                           --     14.92     14.35         2.32          4.06
2006                           --     15.06     14.75        (2.33)         1.87
2005                           --     15.57     15.90        17.60         10.40
2004                           --     14.93     14.30         5.86          9.72
2003                         (.01)    14.48     14.40          .09          3.81
=================================================================================
                                                                Ratios/Supplemental Data
                --------------------------------------------------------------------------------------------------------------------
                                      Ratios to Average Net Assets                      Ratios to Average Net Assets
                                       Applicable to Common Shares                      Applicable to Common Shares
                                       Before Credit/Reimbursement                      After Credit/Reimbursement**
                              ---------------------------------------------  ----------------------------------------------
                     Ending
                        Net
                     Assets
                 Applicable    Expenses        Expenses              Net     Expenses        Expenses              Net    Portfolio
                  to Common   Including       Excluding       Investment    Including       Excluding       Investment     Turnover
                Shares (000)   Interest++(a)   Interest++(a)      Income++   Interest++(a)   Interest++(a)      Income++       Rate
------------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                $45,694        1.41%           1.31%            5.76%        1.00%            .90%            6.17%         14%
2006                 46,242        1.27            1.27             5.71          .78             .78             6.19           8
2005                 47,937        1.23            1.23             5.71          .77             .77             6.17          14
2004                 46,268        1.25            1.25             6.13          .79             .79             6.60          15
2003                 44,578        1.27            1.27             6.26          .81             .81             6.72          15

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2007                 32,194        1.41            1.31             5.85          .96             .86             6.30          19
2006                 32,506        1.28            1.28             5.76          .81             .81             6.23           2
2005                 33,606        1.27            1.27             5.68          .81             .81             6.14           3
2004                 32,208        1.28            1.28             5.87          .81             .81             6.34           8
2003                 31,245        1.28            1.28             5.89          .82             .82             6.35          16
====================================================================================================================================

                                                       Floating Rate Obligations
                Preferred Shares at End of Period           at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset        Amount        Asset
              Outstanding         Value     Coverage  Outstanding      Coverage
                    (000)     Per Share    Per Share         (000)   Per $1,000
--------------------------------------------------------------------------------

OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007              $24,000       $25,000      $72,598        $3,155      $23,090
2006               24,000        25,000       73,169            --           --
2005               24,000        25,000       74,935            --           --
2004               24,000        25,000       73,196            --           --
2003               24,000        25,000       71,435            --           --

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------
Year Ended 7/31:
2007               16,500        25,000       73,778         2,165       23,491
2006               16,500        25,000       74,252            --           --
2005               16,500        25,000       75,918            --           --
2004               16,500        25,000       73,800            --           --
2003               16,500        25,000       72,341            --           --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  78-79 spread

Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   & ADDRESS                                         APPOINTED      COMPLEX        INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY    DIRECTORSHIPS
                                                                    BOARD MEMBER   DURING PAST 5 YEARS

BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
[] TIMOTHY R. SCHWERTFEGER(1)                                                      Director (since 1994) and Chairman (since
   3/28/49                     Chairman of           1994                          1996) and Non-Executive Chairman (since July
   333 W. Wacker Drive         the Board             ANNUAL         176            1, 2007) formerly, Chief Executive Officer
   Chicago, IL 60606           and Board Member                                    (1996-June 30, 2007) of Nuveen Investments,
                                                                                   Inc. and Nuveen Asset Management and certain
                                                                                   other subsidiaries of Nuveen Investments,
                                                                                   Inc.; formerly, Director (1992-2006) of
                                                                                   Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                               Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III      176
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                   President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                          private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III      176            1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                               Fire Group, a publicly held company; Member
                                                                                   of the Board of Regents for the State of
                                                                                   Iowa University System; Director, Gazette
                                                                                   Companies; Life Trustee of Coe College and
                                                                                   Iowa College Foundation; Member of the
                                                                                   Advisory Council of the Department of
                                                                                   Finance in the Tippie College of Business,
                                                                                   University of Iowa; formerly, Director,
                                                                                   Alliant Energy; formerly, Director, Federal
                                                                                   Reserve Bank of Chicago; formerly, President
                                                                                   and Chief Operating Officer, SCI Financial
                                                                                   Group, Inc., a regional financial services firm.

[] WILLIAM C. HUNTER                                                               Dean, Tippie College of Business, University
   3/6/48                                            2004                          of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II       176            and Distinguished Professor of Finance,
   Chicago, IL 60606                                                               School of Business at the University of
                                                                                   Connecticut (2003-2006); previously, Senior
                                                                                   Vice President and Director of Research at
                                                                                   the Federal Reserve Bank of Chicago
                                                                                   (1995-2003); Director (since 1997), Credit
                                                                                   Research Center at Georgetown University;
                                                                                   Director (since 2004) of Xerox Corporation;
                                                                                   Director, SS&C Technologies, Inc. (May
                                                                                   2005-October 2005).


                                       80

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   & ADDRESS                                         APPOINTED      COMPLEX        INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY    DIRECTORSHIPS
                                                                    BOARD MEMBER   DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
[] DAVID J. KUNDERT                                                                Director, Northwestern Mutual Wealth
   10/28/42                                          2005                          Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II       174            Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                               President and CEO, Banc One Investment
                                                                                   Advisors Corporation, and President, One
                                                                                   Group Mutual Funds; prior thereto, Executive
                                                                                   Vice President, Banc One Corporation and
                                                                                   Chairman and CEO, Banc One Investment
                                                                                   Management Group; Board of Regents, Luther
                                                                                   College; member of the Wisconsin Bar
                                                                                   Association; member of Board of Directors,
                                                                                   Friends of Boerner Botanical Gardens; member
                                                                                   of Board of Directors, Milwaukee Repertory
                                                                                   Theater.

[] WILLIAM J. SCHNEIDER                                                            Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                          a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL         176            Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                               (retired, 2004) of Miller-Valentine Group;
                                                                                   formerly, Vice President, Miller-Valentine
                                                                                   Realty; Board Member, Chair of the Finance
                                                                                   Committee and member of the Audit Committee
                                                                                   of Premier Health Partners, the
                                                                                   not-for-profit company of Miami Valley
                                                                                   Hospital; Vice President, Dayton
                                                                                   Philharmonic Orchestra Association; Board
                                                                                   Member, Regional Leaders Forum, which
                                                                                   promotes cooperation on economic development
                                                                                   issues; Director, Dayton Development
                                                                                   Coalition; formerly, Member, Community
                                                                                   Advisory Board, National City Bank, Dayton,
                                                                                   Ohio and Business Advisory Council,
                                                                                   Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                             Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                          Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I        176            thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                               Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                 Director, Chicago Board Options Exchange
   6/28/47                                           2007                          (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I        176            Association Oversight Board (since 2005);
   Chicago, IL 60606                                                               Commissioner, New York State Commission on
                                                                                   Public Authority Reform (since 2005);
                                                                                   formerly Director, New York State Division
                                                                                   of the Budget (2000-2004), Chair, Public
                                                                                   Authorities Control Board (2000-2004) and
                                                                                   Director, Local Government Assistance
                                                                                   Corporation (2000-2004).


                                       81

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   COMPLEX        DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:
[] GIFFORD R. ZIMMERMAN                                                            Managing Director (since 2002), Assistant
   9/9/56                      Chief                                               Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988           176            formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                             General Counsel, of Nuveen Investments, LLC;
                                                                                   Managing Director (since 2002) and Assistant
                                                                                   Secretary and Associate General Counsel,
                                                                                   formerly, Vice President (since 1997), of
                                                                                   Nuveen Asset Management; Managing Director
                                                                                   (since 2004) and Assistant Secretary (since
                                                                                   1994) of Nuveen Investments, Inc.; Assistant
                                                                                   Secretary of NWQ Investment Management
                                                                                   Company, LLC. (since 2002); Vice President
                                                                                   and Assistant Secretary of Nuveen
                                                                                   Investments Advisers Inc. (since 2002);
                                                                                   Managing Director, Associate General Counsel
                                                                                   Assistant Secretary of Rittenhouse Asset
                                                                                   Management, Inc., Symphony Asset Management
                                                                                   LLC (since 2003), Tradewinds Global
                                                                                   Investors, LLC and Santa Barbara Asset
                                                                                   Management, LLC; (since 2006); formerly,
                                                                                   Managing Director (2002-2004), General
                                                                                   Counsel (1998-2004) and Assistant Secretary,
                                                                                   formerly, Vice President of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Chartered Financial Analyst.

[] WILLIAMS ADAMS IV                                                               Executive Vice President, U.S. Structured
   6/9/55                                                                          Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007           119            1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                               Structured Investments.

[] JULIA L. ANTONATOS                                                              Managing Director (since 2005), formerly
   9/22/63                                                                         Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004           176            Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                               Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                           Managing Director, (since 2004) previously,
   1/11/62                                                                         Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007           119            Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                             Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                      Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000           176
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                               Vice President and Treasurer of Nuveen
   11/28/67                                                                        Investments, LLC and of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999           176            Inc. (since 1999); Vice President and
   Chicago, IL 60606                                                               Treasurer of Nuveen Asset Management (since
                                                                                   2002) and of Nuveen Investments Advisers
                                                                                   Inc. (since 2002); Assistant Treasurer of
                                                                                   NWQ Investment Management Company, LLC.
                                                                                   (since 2002); Vice President and Treasurer
                                                                                   of Nuveen Rittenhouse Asset Management, Inc.
                                                                                   (since 2003); Treasurer of Symphony Asset
                                                                                   Management LLC (since 2003) and Santa
                                                                                   Barbara Asset Management, LLC (since 2006);
                                                                                   Assistant Treasurer, Tradewinds Global
                                                                                   Investors, LLC (since 2006); formerly, Vice
                                                                                   President and Treasurer (1999-2004) of
                                                                                   Nuveen Advisory Corp. and Nuveen
                                                                                   Institutional Advisory Corp.(3); Chartered
                                                                                   Financial Analyst.

[] LORNA C. FERGUSON
   10/24/45                                                                        Managing Director (since 2004), formerly,
   333 W. Wacker Drive         Vice President        1998           176            Vice President of Nuveen Investments, LLC,
   Chicago, IL 60606                                                               Managing Director (2004) formerly, Vice
                                                                                   President (1998-2004) of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Managing Director (since 2005) of
                                                                                   Nuveen Asset Management.


                                       82

                                                                    NUMBER
   NAME,                       POSITION(S) HELD      YEAR FIRST     OF PORTFOLIOS  PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     IN FUND        OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   COMPLEX        DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:
[] WILLIAM M. FITZGERALD                                                           Managing Director (since 2002), formerly,
   3/2/64                                                                          Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995           176            Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                               Advisory Corp. and Nuveen Institutional
                                                                                   Advisory Corp.(3); Managing Director (since
                                                                                   2001) of Nuveen Asset Management; Vice
                                                                                   President (since 2002) of Nuveen Investments
                                                                                   Advisers Inc.; Chartered Financial Analyst.

[] STEPHEN D. FOY                                                                  Vice President (since 1993) and Funds
   5/31/54                     Vice President                                      Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998           176            Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                               and Funds Controller (1998-2004) of Nuveen
                                                                                   Investments, Inc.; Certified Public
                                                                                   Accountant.

[] WALTER M. KELLY                                                                 Assistant Vice President and Assistant
   2/24/70                     Chief Compliance                                    Secretary of the Nuveen Funds (2003-2006);
   333 West Wacker Drive       Officer and           2003           176            Vice President (since 2006) formerly,
   Chicago, IL 60606           Vice President                                      Assistant Vice President and Assistant
                                                                                   General Counsel (2003-2006) of Nuveen
                                                                                   Investments, LLC; previously, Associate
                                                                                   (2001-2003) at the law firm of Vedder,
                                                                                   Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                   Vice President (since 2000) of Nuveen
   3/22/63                                                                         Investments, LLC; Certified Public Accountant.
   333 W. Wacker Drive         Vice President        2000           176
   Chicago, IL 60606

[] TINA M. LAZAR                                                                   Vice President of Nuveen Investments, LLC
   8/27/61                                                                         (since 1999).
   333 W. Wacker Drive         Vice President        2002           176
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                 Vice President, Assistant Secretary and
   7/27/51                     Vice President                                      Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988           176            Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                           and Assistant Secretary of Nuveen Advisory
                                                                                   Corp. and Nuveen Institutional Advisory
                                                                                   Corp.(3); Vice President (since 2005) and
                                                                                   Assistant Secretary of Nuveen Investments,
                                                                                   Inc.; Vice President (since 2005) and
                                                                                   Assistant Secretary (since 1997) of Nuveen
                                                                                   Asset Management; Vice President (since
                                                                                   2000), Assistant Secretary and Assistant
                                                                                   General Counsel (since 1998) of Rittenhouse
                                                                                   Asset Management, Inc.; Vice President and
                                                                                   Assistant Secretary of Nuveen Investments
                                                                                   Advisers Inc. (since 2002); Assistant
                                                                                   Secretary of NWQ Investment Management
                                                                                   Company, LLC (since 2002), Symphony Asset
                                                                                   Management LLC (since 2003) and Tradewinds
                                                                                   Global Investors, LLC and Santa Barbara
                                                                                   Asset Management, LLC (since 2006).

[] KEVIN J. MCCARTHY                                                               Vice President and Assistant General
   3/26/66                     Vice President                                      Counsel, Nuveen Investments, LLC (since
   333 W. Wacker Drive         and Secretary         2007           176            2007); Vice President, Nuveen Investments,
   Chicago, IL 60606                                                               LLC (since 2007); Vice President and
                                                                                   Assistant Secretary, Nuveen Asset Management
                                                                                   and Rittenhouse Asset Management, Inc.
                                                                                   (since 2007); prior thereto, Partner, Bell,
                                                                                   Boyd & Lloyd LLP (1997-2007)

[] JOHN V. MILLER                                                                  Managing Director (since 2007), formerly,
   4/10/67                                                                         Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007           176            Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                               Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       Approval PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act") provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments an key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.


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APPROVAL PROCESS (continued)


     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.


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D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with


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independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and


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will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
  EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

     NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN
     Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

     By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

     It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

     EASY AND CONVENIENT

     To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

     HOW SHARES ARE PURCHASED

     The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

     FLEXIBLE

     You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

     You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

     The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

     CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

     For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In February 2007, the Board of Directors/Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.

In May 2007, the Funds' Board of Directors/Trustees voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.



BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
--------------------------------------------------------------------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


 Learn more about Nuveen Funds at:    www.nuveen.com/etf

                                      Share prices
                                      Fund details
                                      Daily financial news
                                      Investor education
                                      Interactive planning tools

                                                                     EAN-B-0707D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Ohio Dividend Advantage Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
July 31, 2007                            $ 8,867                 $ 0                $ 118                  $ 1,500
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
July 31, 2006                            $ 8,425                 $ 0                $ 476                  $ 2,900
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                           0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                          AUDIT-RELATED FEES    TAX FEES BILLED TO          ALL OTHER FEES
                                          BILLED TO ADVISER AND      ADVISER AND           BILLED TO ADVISER
                                             AFFILIATED FUND       AFFILIATED FUND        AND AFFILIATED FUND
                                           SERVICE PROVIDERS     SERVICE PROVIDERS (1)     SERVICE PROVIDERS
-------------------------------------------------------------------------------------------------------------
July 31, 2007                                     $ 0                $     0                      $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                       0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------
July 31, 2006                                     $ 0                $ 2,400                      $ 0
-------------------------------------------------------------------------------------------------------------
Percentage approved                                0%                     0%                       0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS   BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                       TOTAL NON-AUDIT FEE    OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)       ENGAGEMENTS)            TOTAL
--------------------------------------------------------------------------------------------------------------------------
July 31, 2007                                 $ 1,618                $     0                     $ 0               $ 1,618
July 31, 2006                                 $ 3,376                $ 2,400                     $ 0               $ 5,776

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, has resigned from the Board of Directors. His resignation became effective at 1 p.m. on July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Daniel J. Close     Nuveen Ohio Dividend Advantage Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                TYPE OF ACCOUNT         NUMBER OF
PORTFOLIO MANAGER                  MANAGED              ACCOUNTS      ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company          26     $5.134 billion
                    Other Pooled Investment Vehicles        0     $0
                    Other Accounts                          2     $.18 million

* Assets are as of July 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 31, 2007, the S&P/Investortools Municipal Bond index was comprised of 51,454 securities with an aggregate current market value of $ 999 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the July 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM
--------------------------------------------------------------------------------------------------------------------
Daniel J. Close      Nuveen Ohio Dividend Advantage Municipal Fund                 $  0          $0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. Currently, he manages investments for 27 Nuveen-sponsored investment companies. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Dividend Advantage Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: October 5, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 5, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 5, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.